UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22461

Morgan Creek Global Equity Long/Short Institutional Fund

(Exact name of registrant as specified in charter)

301 West Barbee Chapel Road, Suite 200, Chapel Hill, NC27517

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Mark Vannoy
Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road
Chapel Hill, North Carolina 27517

Registrant’s telephone number, including area code:  (919) 933-4004

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2014

Item 1.  Report to Stockholders.

MORGAN CREEK
CAPITAL MANAGEMENT

Alternative Thinking About Investments

Annual Report To Stockholders

For the Year Ended March 31, 2014

Morgan Creek Global Equity Long/Short Institutional Fund (A Delaware Statutory Trust)

Financial Statements with
Report of Independent Registered Public Accounting Firm

For the Year Ended March 31, 2014

Contents

Letter to Investors	1
Report of Independent Registered Public Accounting Firm	6
Financial Statements
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Statement of Cash Flows	11
Notes to Financial Statements	12
Board of Trustees (Unaudited)	20
Fund Management (Unaudited)	21
Other Information (Unaudited)	22
Approval of Investment Management Agreement (Unaudited)	23
Privacy Notice	26

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Letter to Investors

The Morgan Creek Global Equity Long/Short Institutional Fund (“the Fund” or “GELS”) was created to provide investors with attractive long-term returns with lower volatility and a low degree of correlation relative to traditional equity benchmarks. The Fund utilizes a unique Hybrid structure that combines opportunistic allocations to what we believe to be top-tier investment firms drawn from Morgan Creek’s extensive global network of relationships and a direct investment portfolio concentrated in the best ideas drawn from the overall portfolio. We believe that this combination of external managers and internal management provides a significant edge in being able to tactically adjust the portfolio to take advantage of investment opportunities and manage risk. The Investment Process begins with Morgan Creek’s choosing a cohort of managers to express our top investment themes, which currently include: Wealth Transfer to Developing Markets, Growth of the Emerging Markets Consumer, Energy & Natural Resources, Demographics & Healthcare and Abenomics & Japanese Reflation. Once we have established the core manager portfolio to capitalize on our asset allocation views, we create our direct investment portfolio by implementing a proprietary process that selects the highest conviction investment ideas from the underlying managers. The Hybrid model has proven to be highly accretive to the Fund since it was adopted at the beginning of 2013 and much of the alpha generated by GELS relative the MSCI World Index benchmark during the fiscal year is directly attributable to this unique element of the Fund.

For the fiscal year ended March 31, 2014 the Fund generated outstanding returns on both an absolute and relative basis to traditional equity indices. The quality of returns was very high as well, as GELS was positive in all four quarters and provided very consistent results over the period. The Fund was up 24.9% for the year compared to 19.2% for the MSCI World Index. These solid results are even more impressive given the context of the Fund being approximately 60% net long over the course of the year as the bulk of the capital, approximately 80%, was allocated to hedged equity managers. It was not a strong year for the average hedge fund as the breadth of the equity bull market in 2013 made it very difficult for the short side of portfolios. The average hedge fund, HFRX Equity Hedge Index, was up only 11.1% in 2013 compared to the 32.4% increase in the S&P 500. However, a number of the managers in GELS performed very strongly and added significant alpha above the average hedge fund and above the equity markets indices as well. Importantly, the direct investment portfolio performed very strongly in 2013 and for the fiscal year and contributed significantly to the strong returns for GELS in the trailing twelve months. The following section will provide a closer look as the last two quarters since our Semi-Annual Report update last fall.

Fourth Quarter 2013

The Fund registered very strong gains in the closing months of 2013, rising 3.8% in December and 11.1% for the fourth quarter as a whole. This compared quite favorably to the benchmark MSCI World Index, which returned a solid 8% during Q4. For the full calendar year, GELS generated a comparable return to the Index (25.6% vs. 26.7%), but did so with significantly less volatility and exhibited meaningful downside protection, particularly during August when the Fund generated a positive return vs. the market’s (2.3%) loss. The best news for the Fund was Alpha generation. For example, by August Alpha was responsible for approximately 60% of the Fund’s return during 2013 and made a pronounced move higher after the first quarter when many of the changes we have written about in previous letters were finally completed. The three most important of these changes are: 1) increasing portfolio exposures back to target Jones Model levels of 150% gross and 50% net, 2) implementing the Hybrid Model and the Morgan Creek Direct portfolio (“MCD”), and 3) concentrating the portfolio in Morgan Creek’s highest-conviction managers.

The Hybrid Model showed its full potential during the fourth quarter, as the MCD portfolio and the Tactical Overlays, long Japanese Equities and short the Yen, were significant contributors to performance. After trading sideways in the middle of the year following strong gains in the first few months of 2013, we believed that Japan looked particularly attractive going into the seasonally strong period starting in November. Since 2002 the Nikkei

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	1

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Letter to Investors (continued)

Index’s average return from November to April has been 10% vs. (2.3%) from May to October. This seasonality was clearly on display last November to April when the Nikkei rose 56.8%, and given our overall bullishness on Japan, we decided to tactically increase exposure by going long the Nikkei and hedging the portfolio back to Yen. This strategy worked quite well in December and we took some profits at year-end.

Almost as important to performance in 2013 as being overweight Japan was the decision to reduce exposure to Emerging Markets earlier in the year. The MSCI Emerging Markets Index bucked the overall uptrend in equity markets in 2013, finishing the year down (2.6%). Though Emerging Markets broadly underperformed, there were a few particularly noteworthy long opportunities that developed along the way. No such opportunity was perhaps as noteworthy as the reemergence of the Chinese Internet sector following a disastrous 2011 when accounting issues and outright fraud in a few foreign-listed Chinese companies led to a dramatic de-rating of the entire asset class (regulatory scrutiny and accounting practices have improved markedly since then and we believe the worst of this is behind us). The Fund consistently had exposure to a few Chinese Internet companies through a handful of managers during the year, but most notably Teng Yue and Light Street. GELS benefited from its investments in each of these managers, but also from the contribution of the MCD portfolio, which had significant exposure to the theme. By concentrating the portfolio in a smaller number of managers, we have been able to cultivate even closer relationships with each, enabling us to take deeper dives into the investment theses behind their best ideas. As a result, the Fund not only benefits directly through positions that make it into the MCD portfolio, but indirectly because we are more on top of what the managers are doing and thinking in real-time. This has positively impacted the decision-making process across the entire portfolio and we are extremely encouraged by results thus far.

On the down side, the short portion of the manager portfolios was again challenging in Q4 and held the Fund back from further gains. Though some managers were able to generate meaningful Alpha on the short side during the quarter and for the year (i.e. their shorts rose less than the market), generating positive returns on the short side occurred only selectively, and even when a short thesis was validated by a falling stock price, profits were just as quickly overwhelmed by losses elsewhere. Last year was an unusual year where virtually everything worked on the long side and only a few things worked well on the short side. The market has embraced a number of extremely speculative stocks with valuations in some cases approaching levels not seen since the Tech Bubble. The valuation methodologies being utilized are also questionable, if not dubious, in many stocks, as analysts are increasingly focusing on metrics like “Total Addressable Market” and “Future Earnings” many years out, which assumes flawless execution and makes no allowance for risks to the downside. We believe many of the managers in GELS are skilled short sellers and expect them to capitalize on this return-rich opportunity set in the months and quarters ahead.

First Quarter 2014

GELS outperformed the MSCI World Index again in Q1 rising 3.1% vs. 1.3% for the Index. Despite remaining well hedged in the portfolio and in the face of the equity market’s relentless upward climb in the past year, the Fund has bested the long-only benchmark in three of the last four quarters. These results support our long held view that the current environment for long/short equity continues to improve, especially compared to the 2010-2012 period, when the environment was much more macro-driven and characterized by high equity correlations and dramatic volatility. In other words, the nightmare environment for fundamental, bottoms-up long/short equity managers that emerged from the monetary experiment that was QE may be coming to a close. Further, the current environment, in which investors have embraced a number of speculative stocks with debatable valuations (such as in pockets of Biotech and Specialty Technology like 3-D printing), feels eerily similar to the 2000-2002 period when long/short equity had one of its best ever periods of relative and absolute performance. With these observations in mind, plus the strong resurgence of Alpha generation in the

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	2

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Letter to Investors (continued)

portfolio, we expect performance to continue to decouple from the market and for returns to be much more evenly distributed between longs and shorts as gravity inevitably brings the valuation of many of these “high-fliers” back down to earth.

Alpha generation drove more than three-quarters of GELS’ first quarter gains. The Fund started the year on a solid note, losing just (0.1%) in January vs. a loss of (3.7%) for the Index. The drawdown in the markets during January surprised many investors who were expecting positive momentum from the end of 2013 to carry over and who had grown accustomed to strong New Year seasonality following gains of 2.4%, 4.5% and 5.2% the previous three Januarys, respectively. Investors actually did get the rally they were hoping for, it just happened in February, with the MSCI World soaring to a 5% gain, more than erasing January’s losses. GELS navigated this sharp reversal well, capturing nearly all of the market’s upside in February after capturing almost none of the downside in January. This decoupling of performance vs. the market continued into March until the middle of the month when Janet Yellen, the newly installed Fed Chair, made a “surprise” announcement during her first Press Conference, suggesting interest rates could rise sooner than expected. This one single comment amidst an hour of testimony led to panicked selling in many of the best-performing growth stocks at the time, as investors scrambled to reduce risk ahead of a discount rate hike. To illustrate, Google finished the month down (8.3%) vs. AT&T up 9.8%, with no significant news emerging for either company.

GELS does not have direct exposure to these two stocks, but the portfolio does have a reasonable amount of exposure to the Growth factor, which contributed to the (1.5%) loss in March. Examining this a bit closer using the MCD portfolio as a proxy, which we think is reasonable since it contains a lot of GARPy names (Growth at a Reasonable Price), it is pretty clear (in hindsight of course) that investors had crowded into growth names and the factor was ripe for a pullback. To illustrate, the MCD portfolio, after gaining 8.5% in February (as the result of a very strong Q4 earnings season), gave back (3.6%) in March. To use some industry jargon, many of the best growth stocks were “over-earning,” meaning their stock prices had temporarily gone past fair value despite solid operating results and other positive fundamental developments. We view the recent pullback as healthy and think it sets the portfolio up nicely for a number of upside surprises over the balance of 2014.

Healthcare was an outsized contributor to returns in Q1, with Broadfin returning a truly impressive 23.1% (remember stocks were flattish and Biotech got pounded in the second half of March). Despite the earlier comment about pockets of Biotech looking overvalued, it would be incorrect to conclude Broadfin’s recent performance has benefited because of the run up in some of the more speculative names. Broadfin only invests in companies with base businesses they can value directly (meaning they have cash flows) that have upside optionality in new product pipelines, while avoiding companies whose value is contingent upon the mere hope of approval and commercial viability (i.e. the pocket of Biotech we think is fraught with risk right now). In reality, Broadfin employs a value-oriented investment approach and is strictly disciplined about only targeting situations with at least 4:1 reward to risk ratios. It just so happens that a number of their core investments all played out at the same time, which, coupled with the overall strength in the sector, resulted in an extraordinary period of positive performance. We have taken some profits as a result, but continue to hold a core position in Broadfin due to our high conviction in the manager.

Japan, in a complete contrast to Healthcare, was an outsized detractor the first three months of the year, with GELS’ core allocation via Sloane Robinson Japan falling a very disappointing (17%). Although we took some profits following strong gains in Japan during Q4, we should have taken more and completely underestimated the near-term impact of the April 1st consumption tax hike on investor psychology, particularly on foreign investors who fled Japanese equities in droves in Q1. We maintain a high level of conviction in the Japanese Reflation thesis and think market expectations for a collapse in demand and subsequent deep and lasting Recession following the tax hike are overdone. In addition, the recent announcements

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	3

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Letter to Investors (continued)

that the $1.2 trillion Government Pension Investment Fund (“GPIF”) is: 1) adding three new board members who are in favor of reducing the pension’s reliance on domestic bonds and 2) including the ROE-focused JPX-Nikkei 400 Index as a benchmark, makes us think GPIF will soon officially announce an increase in its asset allocation to Japanese equities. This move will likely serve as a wakeup call for other domestic institutions and redirect foreigners’ attention back to Japan, especially considering Japanese equities have the highest earnings growth amongst major economies and are cheaper on P/E and P/B terms than both the S&P 500 and German DAX.

We expect returns going forward to be much more balanced than the last few years and in talking to managers, many are highly convicted that their short books are tightly coiled springs. As one manager recently quipped, “Trees don’t grow to the sky – and certainly not ones with shaky roots.” Until then, it is best not to forget the two most important rules when shorting stocks: 1) no pure valuation shorts (i.e. wait for a catalyst) and 2) early is wrong (i.e. minimize losses and live to fight another day). One of the primary contributors to hedge fund managers’ struggles has been the massive liquidity from the global central bank activities “raised all boats,” so even the worst companies (those that a good fundamental manager would short) have had spectacular returns and caused meaningful losses. We think the tide is turning for many of these companies and look forward to a letter in the near future when we get to discuss profits, not losses, on the short side.

Market Outlook

One of the reasons we were so excited about the investment environment for long/short equity coming into 2014 was that we noticed a different tenor in our conversations with managers over the past few months as many began to discuss how they were seeing increasingly more opportunities on the short side. Being excited about the opportunity to make money shorting overvalued companies is not the same as being Bearish. While we clearly have had concerns about valuations in the U.S. equity market, we have not been overly Bearish on the overall market (which is why we were positioned net long and were able to generate a 25% return in the past year) as there were still a number of other factors such as liquidity, interest rates, corporate profit margins etc. that were counterbalancing the high valuations. The key for us was that after an absolutely brutal year in 2013 for short-selling we saw an opportunity for long/short strategies to regain their advantage over long-only after a tough five years. As we enter the second quarter of 2014, that negative momentum is accelerating in the most over-valued segments of the market and the return opportunities on the short side have been nearly as attractive as they were in 2000.

Switching over to the International equity markets for a moment, there are two themes that we expect to see accelerate in 2014: the recovery in Europe and increasing capital flows into Japanese equities. Our thesis on Europe has not changed much in the past few months other than to gain strength in our conviction that the recovery has taken hold and that there is very meaningful upside ahead as the core infrastructure of the peripheral countries continues to restructure. Our favorite opportunities continue to be in the GIIPS (Greece, Ireland, Italy, Portugal, Spain) markets where we anticipate additional significant upside over the balance of the year and into 2015. For our Japan theme, 2014 has been, simply stated, rough and the lack of response by the BOJ to a stronger than expected Yen, and weaker than anticipated growth, was frustrating. However, their steely resolve to wait for the GDP data from Q2 to measure the impact of the sales tax increase before making any further commitments to QE is admirable, even if it is tough on the NAV of our investments short-term. Avoiding a policy mistake is critical and we are willing to take the long-view on capitalizing on the Japan revitalization. We are confident that Abenomics is on course, that the PM has the conviction, political will and support to achieve the 3rd arrow of reforms and that it will simply take a little time to reverse the effects of the unusually long Bear market. Things are getting better and better on the margin in Japan and if the Topix companies hit their earnings targets this year and ROEs expand toward 10%, we would expect to see a significant re-rating of Japanese equities in the 2H of 2014. We will continue to hedge our portfolios to capitalize

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	4

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Letter to Investors (continued)

on the erosion of the Yen/$ relationship and would expect that weakening to translate into much higher earnings for the exporters, banks and insurance companies that make up the core of our exposure in Japan today.

Emerging Markets have been a very interesting story in 2014 as the fears of the impact of Fed Tapering led to a fairly sizable January sell-off and the continued volatility in these markets (after a rough 2013) had many market pundits calling an end to the Emerging Markets miracle and forecasting that developed markets would continue to trounce EM for the foreseeable future. As usually is the case, just about the time that everyone decides that something must be true in the markets, what has become consensus turns out to be wrong, yet again. While not every market has been spectacular, China is down low single-digits, and Russia is off low double-digits, there actually have been some spectacular performances in the past three months as Turkey, Brazil, Indonesia, South Africa and India are all up over 20%, easily outpacing the EEM Index, which is up a very strong 10%. These five countries are “affectionately” referred to as the Fragile Five and have struggled in the past few years with Current Account deficits and weak currencies that have dampened equity returns, but some strong action by governments and central banks this year have led to resurgent markets and much more stable economies. While it may not be advisable to simply be long-and-strong, we think that local managers with local knowledge can add significant value to portfolios. We continue to believe that there will be outstanding opportunities for stock pickers in these markets, as the economic and demographic climate resembles the U.S. in the 1980-2000 period.

It has been a volatile year so far in 2014 and it does appear that gravity is pulling the sky-high equity returns of last year back down to earth. Additionally, there is a troubling trend that equity markets tend to be weak from May to September (and particularly so in mid-term election years) and there have been a lot of people who have been warning to “Sell in May and go away.” This may turn out to be good advice this year as it does appear that a lot of factors are lining up to make 2014 very challenging for investors. We all know from experience that it’s very difficult to say precisely when something like a major trend reversal will occur, but we also know from experience that we can prepare ourselves for that eventuality by monitoring the valuations of the markets and being willing to move our portfolios to a more protective position. I had the great privilege of listening to Stan Druckenmiller share his wisdom on investing recently and one of the most important takeaways was that an investor should never feel compelled to be in every “sandbox” all the time. He said that too many investors believe that they must stay exposed to all markets all the time regardless of valuation and potential future returns, which he said is a tragically flawed assumption. We don’t have to stay in the sandbox if there is going to be a sandstorm, but given that we can’t forecast accurately when that storm will arrive, perhaps the better strategy is to rotate capital from long-only equities into a hedged equity strategy like GELS which can offer some safe harbor during the storm and make solid returns in the event that the storm shifts directions. It is a privilege to manage capital on your behalf and we are grateful for your support and partnership.

Regards, Mark W. Yusko Chief Executive Officer & Chief Investment Officer

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	5

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Morgan Creek Global Equity Long/Short Institutional Fund

We have audited the accompanying statement of assets and liabilities of Morgan Creek Global Equity Long/Short Institutional Fund (“the Fund”) as of March 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of the investment in Global Equity Long/Short Master Fund by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Creek Global Equity Long/Short Institutional Fund at March 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 30, 2014

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	6

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Statement of Assets and Liabilities
March 31, 2014 (in U.S. dollars)

Assets
Investment in Global Equity Long/Short Master Fund, at fair value (cost of $7,278,452)	$7,696,194
Investment in Global Equity Long/Short Master Fund paid in advance	2,000,000
Due from Advisor	47,190
Due from Master	96,454
Total assets	$9,839,838

Liabilities
Redemptions payable	$65,032
Accrued expenses and other liabilities	41,776
Subscriptions received in advance	2,000,000
Total liabilities	2,106,808

Net assets	$7,733,030

Components of net assets:
Net capital	$7,297,912
Accumulated net investment income	13,847
Accumulated net realized gain on investment	3,529
Net unrealized appreciation on investments	417,742
Net assets	$7,733,030

Net asset value per Share:
6,833.33 Shares issued and outstanding, par value $0.01 per share
50,000 registered Shares	$1,131.66

See accompanying notes and attached financial statements of Global Equity Long/Short Master Fund.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	7

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Statement of Operations
For the Year Ended March 31, 2014 (in U.S. dollars)

Fund investment income
Dividend	$589,457

Fund expenses
Administration fees	38,500
Audit fees	31,253
Trustees’ fees	24,000
Insurance fees	12,000
Transfer agent fees	18,500
Tax fees	8,000
Other fees	8,851
Total Fund expenses	141,104

Expense reimbursement	(157,901)
Net Fund expenses	(16,797)

Net investment income	606,254

Realized and unrealized gain from investment in Global Equity Long/Short Master Fund
Net realized gain from investments	4,992
Net change in unrealized appreciation on investments	392,349
Net realized and unrealized gain from investment in Global Equity Long/Short Master Fund	397,341

Net increase in net assets resulting from operations	$1,003,595

See accompanying notes and attached financial statements of Global Equity Long/Short Master Fund.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	8

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Statement of Changes in Net Assets
For the Year Ended March 31, 2013 (in U.S. dollars)

Increase in net assets resulting from operations:
Net investment income	$93,721
Net realized gain from investment in Global Equity Long/Short Master Fund	1,025
Net change in unrealized appreciation on investment in Global Equity Long/Short Master Fund	23,819
Net increase in net assets resulting from operations	118,565

Distributions to Shareholders from:
Net investment income	(88,233)

Capital share transactions:
Subscriptions (representing 2,100.40 Shares)	2,105,000
Distributions reinvested (representing 90.14 Shares)	88,233
Net increase in net assets resulting from capital share transactions	2,193,233

Net increase in net assets	2,223,565

Net assets
Beginning of year (representing 163.82 Shares)	166,021
End of year (representing 2,354.36 Shares)	$2,389,586

Accumulated net investment income	$7,481

See accompanying notes and attached financial statements of Global Equity Long/Short Master Fund.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	9

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Statement of Changes in Net Assets (continued)
For the Year Ended March 31, 2014 (in U.S. dollars)

Increase in net assets resulting from operations:
Net investment income	$606,254
Net realized gain from investment in Global Equity Long/Short Master Fund	4,992
Net change in unrealized appreciation on investment in Global Equity Long/Short Master Fund	392,349
Net increase in net assets resulting from operations	1,003,595

Distributions to Shareholders from:
Net investment income	(601,351)

Capital share transactions:
Subscriptions (representing 3,996.80 Shares)	4,414,372
Redemptions (representing 66.12 Shares)	(74,523)
Distributions reinvested (representing 548.29 Shares)	601,351
Net increase in net assets resulting from capital share transactions	4,941,200

Net increase in net assets	5,343,444

Net assets
Beginning of year (representing 2,354.36 Shares)	2,389,586
End of year (representing 6,833.33 Shares)	$7,733,030

Accumulated net investment income	$13,847

See accompanying notes and attached financial statements of Global Equity Long/Short Master Fund.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	10

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Statement of Cash Flows
For the Year Ended March 31, 2014 (in U.S. dollars)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$1,003,595
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Cost of purchases of investment in Global Equity Long/Short Master Fund	(5,003,830)
Proceeds from sales of investment in Global Equity Long/Short Master Fund	82,486
Net realized gain from investment in Global Equity Long/Short Master Fund	(4,992)
Net change in unrealized appreciation on investment in Global Equity Long/Short Master Fund	(392,349)
Changes in operating assets and liabilities:
Investment in Global Equity Long/Short Master Fund paid in advance	(1,400,000)
Due from Advisor	(10,594)
Due from Master	(84,348)
Accrued expenses and other liabilities	5,151
Net cash used in operating activities	(5,804,881)

Cash flows from financing activities:
Subscriptions	5,814,372
Redemptions	(9,491)
Net cash provided by financing activities	5,804,881

Net change in cash	—

Cash
Beginning of year	—
End of year	$—

Supplemental disclosure of cash flow information:
Distributions reinvested	$601,351

See accompanying notes and attached financial statements of Global Equity Long/Short Master Fund.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	11

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements
March 31, 2014

1.	Organization and Nature of Business

Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on August 16, 2010. The Fund commenced operations on October 3, 2011 (“Commencement of Operations”) and operates pursuant to the Agreement and Declaration of Trust (the “Trust Instrument”). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below.

The Fund is a “Feeder” fund in a “Master-Feeder” structure whereby the Fund invests substantially all of its assets in Global Equity Long/Short Master Fund (the “Master Fund”). The Master Fund is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act as a closed-end, non-diversified management investment company (although it also intends to comply with Subchapter M diversification requirements, as described in more detail below). The Fund has the same objective as the Master Fund. The Master Fund is structured as a fund-of-funds whose investment objective is to generate greater long-term returns when compared to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets. The Master Fund seeks to achieve this objective by investing in private funds and other pooled investment vehicles (collectively, the “Portfolio Funds”) and exchange traded funds, common stocks (“Securities”) that are not expected to be highly correlated to each other or with traditional equity markets over a long-term time horizon. The Master Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies. Under normal circumstances, 80% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will consist of equity securities and 40% or more of the investments portfolios of the Portfolio Funds on an aggregate basis will be non-U.S. securities. The Portfolio Funds are managed by third-party investment managers (the “Managers”) selected by the investment adviser, with the intention of adding additional Portfolio Funds as the need to diversify among additional Portfolio Funds increases.

Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser. The Advisor also serves as the investment adviser to the Master Fund, Morgan Creek Global Equity Long/Short Fund (the “U.S. Feeder Fund”) and Morgan Creek Opportunity Offshore Fund, Ltd. (the “Cayman Feeder Fund”), (together with the Fund, the “Feeder Funds”). The Feeder Funds and the Master Fund are collectively referred to herein as the “Funds”. The Advisor is responsible for providing day-to-day investment management services to the Funds, subject to the supervision of the Funds’ Board of Trustees (the “Board”).

The Board has overall responsibility for monitoring and overseeing the Funds’ investment program and their management and operations. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined by the 1940 Act) of the Fund.

As of March 31, 2014, the Fund represented $7,696,194 or 11.13% of the Master Fund’s net assets. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

See attached financial statements of Global Equity Long/Short Master Fund.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	12

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

2.	Summary of Significant Accounting Policies

Basis for Accounting

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and in accordance with Accounting Standards Codification (“ASC”) as set forth by the Financial Accounting Standards Board (“FASB”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment in the Fund

The Fund is offered on a continuous basis through Town Hall Capital, LLC (the “Distributor”), an affiliate of the Advisor. The initial closing date (“Initial Closing Date”) for the public offering of shares (“Shares”) was October 3, 2011. Shares were offered at an initial offering price of $1,000 per Share, and have been offered in a continuous monthly offering thereafter at the Fund’s then current net asset value (“NAV”) per Share. The Distributor may enter into selected dealer arrangements with various brokers, dealers, banks and other financial intermediaries (“Selling Agents”), which have agreed to participate in the distribution of the Fund’s Shares.

Shares are to be sold to investors (“Shareholders”) that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and “qualified clients” within the meaning Rule 205-3 promulgated under the Advisers Act. A Selling Agent may establish higher minimum investment requirements for Shareholders who purchase shares through such Selling Agent. The minimum initial investment in the Fund by any Shareholder is $50,000. The minimum subsequent investment in the Fund by any Shareholder is $25,000. The minimum initial and subsequent investments may be reduced by the Fund with respect to certain Shareholders.

The Fund may from time to time offer to repurchase Shares from its Shareholders in accordance with written tenders by Shareholders. Any offer to repurchase Shares by the Fund will only be made to Shareholders at the same time as, and in parallel with, each repurchase offer made by the Master Fund to its investors, including the Fund. Repurchases will be made at such times, in such amounts and on such terms and conditions determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Advisor as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Advisor expects that it will generally recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly on March 31, June 30, September 30 and December 31. The Fund will require that each tendering Shareholder tender a minimum of $50,000 worth of Shares.

See attached financial statements of Global Equity Long/Short Master Fund.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	13

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

Investment in the Master Fund

The Fund records its investment in the Master Fund at fair value which is based on the shares held by the Fund and the Master Fund’s net asset value per share as of March 31, 2014. The Fund’s investment in the Master Fund would be considered level 3 as defined under fair valuation accounting standards. Valuation of Portfolio Funds and other investments held by the Master Fund, including the Master Fund’s disclosure of investments under the three-tier hierarchy, is discussed in the notes of the Master Fund’s financial statements. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

Investment in Global Equity Long/Short Master Fund paid in advance on the Statement of Assets and Liabilities represents subscriptions paid by the Fund to the Master Fund with an effective date of April 1, 2014.

Fund Investment Income and Operating Expenses

The Fund bears its own expenses including, but not limited to, legal, accounting (including third-party accounting services), auditing and other professional expenses, offering costs, administration expenses and custody expenses. Interest income is recorded on an accrual basis. Operating expenses are recorded as incurred.

Income Taxation

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies (“RICs”) and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of March 31, 2014. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund’s major tax jurisdictions are the United States, the State of Delaware and the State of North Carolina. As of March 31, 2014, all tax years remain subject to examination.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modernizes several tax provisions related to RICs and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

See attached financial statements of Global Equity Long/Short Master Fund.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	14

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended March 31, 2014, the Fund deferred to April 1, 2014 for U.S. federal income tax purposes the following losses:

Post-October currency and specified ordinary losses	$—
Post-October short-term capital losses	$—
Post-October long-term capital losses	$—

As of March 31, 2014, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$7,278,452
Gross tax unrealized appreciation	$417,742
Gross tax unrealized depreciation	—
Net tax unrealized appreciation (depreciation) on investments	$417,742

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in the Master Fund, which generally invests its assets in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and capital gains distributions automatically reinvested in additional shares unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

The tax character of distributions paid during the year ended March 31, 2014 was as follows:

Distributions paid from:
Ordinary income	$599,888
Long-term gain	$1,463

See attached financial statements of Global Equity Long/Short Master Fund.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	15

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

Permanent differences, primarily due to dividend redesignations, resulted in the following reclassifications among the Fund’s components of net assets as of March 31, 2014:

Accumulated net investment income (loss)	$1,463
Accumulated net realized gain (loss)	$(1,463)
Net capital	$—

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$13,847
Undistributed capital gains	$3,529
Unrealized appreciation (depreciation)	$417,742

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of losses deferred on the sales of Master Fund shares.

3.	Management Fee, Related Party Transactions and Other

The Fund bears all expenses incurred in the business of the Fund, including, but not limited to, expenses borne indirectly through the Fund’s investment in the Master Fund. The Fund does not pay the Advisor a management fee; however, as a holder of shares of the Master Fund, the Fund and its Shareholders are indirectly subject to the management fees charged to the Master Fund by the Advisor. Please refer to the attached financial statements of the Master Fund for a discussion of the computation of the management fee.

The Fund has entered into an Expense Limitation Agreement in which the Advisor has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below 1.35%, excluding amortization of acquired fund fees and expenses, of the Fund’s average net assets until July 31, 2022. Expenses borne by the Advisor are subject to reimbursement by the Fund up to three years from the date the Advisor paid the expense, but no reimbursement will be made by the Fund at any time if it would result in its covered expenses exceeding the Expense Cap. Expenses covered by the Expense Cap include all of the Fund’s expenses (whether incurred directly by the Fund or indirectly at the Master Fund level) other than (i) Acquired Fund Fees and Expenses, (ii) any taxes paid by the Master Fund, (iii) expenses incurred directly or indirectly by the Fund as a result of expenses incurred by a Portfolio Fund, (iv) dividends on short sales, if any, and (v) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, litigation expenses).

If within three years following a waiver or reimbursement, the operating expenses of the Fund that previously received a waiver or reimbursement from the Advisor are less than the expense limit for the Fund, the Fund is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if: (i) the Fund has more than $50 million in assets, (ii) the Advisor or an affiliate serves as the Fund’s investment adviser or administrator and (iii) the Board of the Fund has approved in advance the payments to the Advisor at the previous quarterly meeting of the Board. During the year ended March 31, 2014, the Fund received payments from the Advisor of approximately $152,175. As of March 31, 2014, the Fund had a receivable balance of $47,190 due from the Advisor, of which $47,190 is subject to repayment by the Fund in future years.

See attached financial statements of Global Equity Long/Short Master Fund.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	16

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

The Advisor has paid the Fund’s expenses categorized as offering costs. The Fund had no offering costs expensed for the year ended March 31, 2014. The Advisor reimbursed the Fund $47,190 of the $47,190 receivable balance for the year ended March 31, 2014 on May 9, 2014.

The Advisor has paid and borne all expenses categorized as organizational costs.

As of March 31, 2014, the Fund had a receivable balance of $96,454 due from the Master Fund, which represents amounts paid by the Master Fund on behalf of the Fund.

State Street Bank and Trust Company (the “Administrator” or “State Street”) provides accounting and administrative services to the Fund under an administrative services agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street is paid a monthly administrative fee at an annual rate of 0.07% of the Master Fund’s monthly NAV for these services.

State Street also serves as the Fund’s custodian and transfer agent. State Street shall be entitled to custody fees as reasonable compensation for its services and expenses as agreed upon from time to time between the Fund and State Street. Transfer agent fees are payable monthly based on an annual per Shareholder account charge plus out-of-pocket expenses incurred by State Street on the Fund’s behalf. For the year ended March 31, 2014, the Fund incurred transfer agent fees of $18,500, of which $4,500 were payable as of March 31, 2014.

From time to time, the Fund may have a concentration of Shareholders holding a significant percentage of its net assets. Investment activities of these Shareholders could have a material impact on the Fund. As of March 31, 2014, one Shareholder maintained a significant holding in the Fund which represents 14.43% of the Fund’s NAV.

4.	Concentration Risk

The Fund invests in the Master Fund for which no ready market exists to provide liquidity. This strategy presents a high degree of business and financial risk due to the underlying Portfolio Funds in which the Master Funds invests. The Master Fund’s investments in Portfolio Funds are also subject to the risk associated with investing in Portfolio Funds. The Portfolio Funds are generally illiquid, and thus there can be no assurance that the Master Fund will be able to realize the value of such investments in Portfolio Funds in a timely manner. Since many of the Portfolio Funds may involve a high degree of risk, poor performance by one or more of the Portfolio Funds could severely affect the total returns of the Master Fund and the Fund.

5.	Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

See attached financial statements of Global Equity Long/Short Master Fund.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	17

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

6.	Financial Highlights

The following summary represents per Share data, ratios to average net assets and other financial highlights information for Shareholders for the year ended March 31, 2014, 2013 and the period from October 3, 2011 (commencement of operations) through March 31, 2012:

Per Share operating performance:
	2014	2013	2012
Net asset value per Share, beginning of year/period	$1,014.96	$1,013.44	$1,000.00

Net investment income (a)	146.67	73.91	18.83
Net realized and unrealized gain (loss)	102.76	(29.37)	29.40
Net increase resulting from operations	249.43	44.54	48.23

Distributions paid
Net investment income	(132.73)	(43.02)	(34.79)

Net asset value per Share, end of year/period	$1,131.66	$1,014.96	$1,013.44

Total return (b)	24.99%	4.55%	4.96%

Ratio of total expenses to average net assets before expense reimbursement	3.10%	21.37%	176.99%

Ratio of total expenses to average net assets after expense reimbursement (c)	1.35%	1.35%	0.68%

Ratio of net investment income to average net assets (d)	13.32%	7.36%	1.87%

Portfolio turnover (e)	71.64%	40.01%	27.73%

Net assets, end of year/period (in 000’s)	$7,733	$2,390	$166

(a)	Calculated based on the average Shares outstanding methodology.
(b)
Total return assumes a subscription of a Share in the Fund at the beginning of the year/period indicated and a repurchase of a Share on the last day of the period, assumes reinvestment of all distributions during the period, incurred when subscribing to the Fund. Total return is not annualized for periods less than twelve months.

(c)	Includes expenses of the Master Fund. Ratio reflects reimbursement of expenses above the Expense Cap whether incurred directly by the Fund or indirectly at the Master Level.
(d)	Ratio includes income and expenses of the Master Fund.
(e)	The portfolio turnover rate reflects the investment activities of the Master Fund.

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

See attached financial statements of Global Equity Long/Short Master Fund.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	18

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued. Management has determined that there are no material events requiring additional disclosures in the financial statements through this, except as noted below:

On March 3, 2014, the Board approved the structural change to the Master Fund in which the Master Fund will transfer its assets to the Institutional Feeder Fund as of July 1, 2014. The Institutional Feeder Fund will become a stand alone entity and will invest its assets directly into underlying Portfolio Funds and securities, while the Master Fund will cease to exist. The Cayman Feeder Fund will, in turn, invest the majority of its assets in the Institutional Feeder Fund.

See attached financial statements of Global Equity Long/Short Master Fund.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	19

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Board of Trustees (Unaudited)

Name(1) and Year of Birth	Position(s) held With Registrant	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications(3)	Number of Morgan Creek- Advised Funds Overseen by Trustee	Other Public Company Directorships Held by Trustee In the Past Five Years
Independent Trustees
William C. Blackman 1946	Trustee	Since 2010	Shareholder of Blackman & Sloop (accounting firm) from 2005 to June 2008.	4 Funds	None
Michael S. McDonald 1966	Trustee	Since 2010	Vice President of McDonald Automotive Group (automobile franchises) since 1989.	4 Funds	None
Sean S. Moghavem 1964	Trustee	Since 2010
President of Archway Holdings Corp. since prior to 2005 to present; President of URI Health and Beauty LLC since prior to 2005 to present; President of Archway Holdings-Wilmed LLC from April 2008 to present.
				4 Funds	None
Interested Trustees(4)
Mark W. Yusko 1963	Trustee, Chairman and President	Since 2010
Mr. Yusko is Chief Investment Officer and Chief Executive Officer of Morgan Creek Capital Management, LLC since July, 2004. Previously, Mr. Yusko served as President and Chief Executive Officer for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.
				4 Funds	None
Michael Hennessy 1957	Trustee, Managing Director and Investments	Since 2010
Mr. Hennessy is Managing Director of Morgan Creek Capital Management, LLC since July, 2004. Previously, Mr. Hennessy served as Vice President for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.
				4 Funds	None

(1)	The address for each of the Master Funds’ Trustees is c/o Morgan Creek Capital Management, LLC, 301 West Barbee Chapel Road, Chapel Hill, NC 27517.
(2)	Trustees serve until their resignation, removal or death.
(3)
The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Funds.

(4)	Mr. Yusko and Mr. Hennessy are “interested persons,” as defined in the 1940 Act, of the Funds based on their position with Morgan Creek Capital Management, LLC and its affiliates.

See attached financial statements of Global Equity Long/Short Master Fund.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	20

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Fund Management (Unaudited)

Name and Year of Birth	Position(s) held With Registrant	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Mark B. Vannoy 1976	Treasurer	Since 2010
Mr. Vannoy joined Morgan Creek in January 2006 and serves as Director of Fund Administration. Prior to Morgan Creek, Mr. Vannoy worked at Nortel Networks, Ernst & Young, and KPMG both in the United States and Cayman Islands.

Taylor Thurman 1979	Chief Compliance Officer	Since 2011
Mr. Thurman joined Morgan Creek in February 2006 and serves as a Director. Prior to Morgan Creek, Mr. Thurman was employed by Cambridge Associates, LLC, an investment consulting firm, from 2003 to February 2006.

David K. James 1970	Secretary	Since 2010	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 to present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 to 2009).

See attached financial statements of Global Equity Long/Short Master Fund.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	21

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Other Information (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Master Fund’s policies and procedures with respect to the voting of proxies relating to the Portfolio Funds; and (2) how the Master Fund voted proxies relating to Portfolio Funds during the most recent period ended March 31 is available without charge, upon request, by calling the Master Fund at 1-919-933-4004. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Master Fund also files a complete Schedule of Investments with the Securities and Exchange Commission for the Master Fund’s first and third fiscal quarters on Form N-Q. The Master Fund’s Form N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Masters Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-919-933-4004.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	22

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Approval of Investment Management Agreement (Unaudited)

The Board of Trustees (the “Board” or each separately a “Trustee”) met at an in-person meeting on March 3, 2014. Matters bearing on the Master Fund’s investment management agreement (the “Agreement”) with Morgan Creek Capital Management, LLC (“Morgan Creek” or the “Advisor”) were considered. The Trustees received information relating to the Agreement derived from a number of sources and covering a range of issues. At the meeting, the Board, including a majority of the Trustees who are not “interested persons” as defined under the Investment Company Act of 1940, as amended (“Independent Trustees”), unanimously voted to approve the Agreement with Morgan Creek for the Master Fund for an additional period ending December 31, 2014.

In considering the approval of the Agreement, the Independent Trustees requested and evaluated extensive materials from Morgan Creek and other sources, including, among other items: (a) an overview of the discretionary investment advisory services provided by Morgan Creek; (b) the breadth and experience of the investment management and research staff of Morgan Creek; (c) financial information for Morgan Creek; (d) marketing and distribution support to be provided by Morgan Creek to the Master Fund; (e) the current Form ADV of Morgan Creek; (f) the expected profitability report of Morgan Creek with respect to the Master Fund; (g) the fees charged to other clients relative to fees charged to the Master Fund by Morgan Creek; and (h) the resources devoted to compliance with the Fund’s (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, (iv) other policies and procedures that form Morgan Creek’s portions of the Master Fund’s compliance program and (v) Morgan Creek’s responsibilities overseeing the Master Fund’s service providers.

The Independent Trustees, as well as the full Board, considered all factors it believed relevant with respect to Morgan Creek, including but not limited to: the nature and quality of services provided; investment performance relative to appropriate peer groups and indices; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on fees, expenses and performance; marketing and distribution capabilities; potential economies of scale; commitments to provide high levels of support and service to the Master Fund; commitment for a period of time to provide contractual expense cap to the Master Fund; potential benefits to Morgan Creek from its relationship to the Master Fund, including revenues to be derived from services provided to the Master Fund by their affiliates, if any; and potential benefits to the Master Fund and its shareholders of receiving research services, if any, from broker/dealer firms in connection with allocation of portfolio transactions to such firms.

In determining to approve the Agreement, the Board considered the following factors:

Investment Performance. The Independent Trustees reviewed the performance of the Feeder Fund for the 3-month, 6-month, one-year, and two-years periods ended December 31, 2013, and since the Fund’s inception. The Board noted that the net total return performance of the Feeder Fund outperformed the performance of the peer group selected by Lipper and the Funds’ benchmark. For the trailing 3-month, 6-month, one-year, two-year and since inception periods, the Feeder Fund out of the 22 funds in its peer group ranked first, third, third, seventh and sixth, respectively.

The Independent Trustees also reviewed the Feeder Fund’s performance compared to the performance of its benchmark index, the MSCI World Index. For the following periods ended December 31, 2013, the total returns of the Feeder Fund and MSCI World Index were, respectively, 11.14% and 8.00% for the trailing 3 months, 18.99% and 16.83% for the trailing 6 months, 25.64% and 26.68% for the trailing one-year, 14.89% and 21.13% for the trailing two-years (annualized) and 13.49% and 22.50% since inception (annualized).

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	23

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Approval of Investment Management Agreement (Unaudited) (continued)

The Board recognized a number of factors that contributed to the difference in performance of the Feeder Fund compared to its peer funds including the fact that many funds in the peer group could be characterized as being more “market directional,” while many of the underlying funds that the Master Fund owns utilize hedging strategies or strategies that perform better when markets are less one directional. The Board noted the strong, upward performance of global equity markets over the relative periods. The Board also noted that certain funds in the peer group that had better performance also had higher levels of volatility than the Master Fund. The Board further noted the challenges of finding a statistically significant sample size of peer funds with long/short strategies that are similar to the Funds, noting that the managers of such funds differ in terms of style, structure and sector focus.

Management Fees and Total Expense Ratios. The Board discussed with the Adviser the level of the advisory fee for the Master Fund relative to comparable funds as determined by Lipper noting that the advisory fee is charged only at the Master Fund level. In addition to the management fee, the Board also reviewed the Feeder Fund’s total expense ratio. The Board noted that the fees were within range of competitor products. The Board found that the 1.08% management fee charged to the Master Fund was slightly higher than the average (1.063%) but slightly lower than the median management fee (1.096%) for all peer funds for the year ended on December 31, 2013. The Board found that the total expenses, which were 1.350% for the Funds for the fiscal year ended on December 31, 2013, were slightly lower than the average total expenses (1.377%) and median total expenses (1.412%) of the peer group for the same period. Out of the 18 funds in the peer group, the Funds’ total expenses ranked eighth for the fiscal year ended December 31, 2013. The Board further noted that Morgan Creek continues to currently waive a significant percentage of its management fee and employs an expense cap to reduce costs to shareholders. Since the Funds are relatively new, the Board also took into account the fact that their assets are smaller than a number of the peer group funds, which results in their costs being relatively higher than larger funds.

Costs of Services and Potential Profits. In analyzing the cost of services and profitability of Morgan Creek, the Board considered the revenues earned and expenses incurred by Morgan Creek. As to profits realized by Morgan Creek, the Board reviewed information regarding its income and expenses related to the management and operation of the Funds. The Board concluded that Morgan Creek has adequate resources to fulfill its responsibilities under the Agreements. The Board noted that to date the Adviser has not been profitable with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the Funds through breakpoints in their management fees or other means, such as expense caps or fee waivers. The Trustees noted that the assets of the Master Fund were still too small to meaningfully consider economies of scale and the necessity of breakpoints. Nevertheless, the Board recognized that the Funds benefited and will continue to benefit from expense caps and fee waivers with respect to its management fees.

Fall-Out Benefits. The Board concluded that other benefits derived by Morgan Creek from its relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Funds and investors therein, and are consistent with industry practice and the best interests of the Funds and the shareholders of the Feeder Fund.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	24

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Approval of Investment Management Agreement (Unaudited) (continued)

Nature, Extent and Quality of Services. The Independent Trustees reviewed and considered the nature, extent and quality of the services provided by Morgan Creek and found them to be of high-quality and in the best interests of the Funds. The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of Morgan Creek who provide the administrative and advisory services to the Funds. The Trustees also concluded that Morgan Creek continues to make a significant entrepreneurial commitment to the management and success of the Funds.

Conclusion. The Independent Trustees concluded that Morgan Creek is a highly experienced investment manager and its key personnel have sufficient expertise necessary to continue to serve as investment adviser to the Funds. The Independent Trustees also concluded that the Funds’ expense ratios and profitability to Morgan Creek of managing the Funds were reasonable, and that economies of scale were not a significant factor in their thinking at this time as the Funds are relatively small in terms of assets. The Independent Trustees did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Trustees determined to recommend the approval of the Investment Management Agreements to the full Board.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	25

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Privacy Notice

FACTS
WHAT DO MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND (THE “FUND”) AND MORGAN CREEK SERIES TRUST (THE “TRUST” AND COLLECTIVELY WITH THE FUNDS, THE “FUND COMPLEX”) DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•   Social Security number and other information we receive from you on applications or other forms
•   Information about your transactions with us and our service providers, or others
•   Information we receive from consumer reporting agencies (including credit bureaus)
If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy polices and practices described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund Complex chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund Complex share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	Yes	No
For our affiliates to market to you	No	No
For non-affiliates to market to you	No	No

Questions?	Call (919) 933-4004 or go to http://www.morgancreekfunds.com/privacy-notice.html

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	26

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Privacy Notice (continued)

Who we are
Who is providing this notice?
Morgan Creek Global Equity Long/Short Fund and Morgan Creek Global Equity Long/Short Institutional Fund (each a “Fund”), Morgan Creek Series Trust (the “Trust” and collectively with the Funds, the “Fund Complex”)

What we do
How does the Fund Complex protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We also restrict access to your personal and account information to those persons who need to know it in order to provide services to you.

How does the Fund Complex collect my personal information?
We collect your personal information, for example, when you:
•   open an account
•   purchase or sell shares
•   exchange shares
We also collect your personal information from others, such as credit bureaus.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
•   sharing for affiliates’ everyday business purposes—information about your creditworthiness
•   affiliates from using your information to market to you
•   sharing for non-affiliates to market to you

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and non-financial companies. The following companies may be considered Affiliates of the Fund Complex:
•   Morgan Creek Capital Management, LLC
•   Town Hall Capital, LLC
•   Hatteras Investment Partners, LLC

Nonaffiliates
Companies not related by common ownership or control. They can be financial and non-financial companies. The following companies provide services to the Fund Complex and we may share your personal information as part of their everyday services to the Fund Complex.
•   State Street Bank and Trust Company
•   Gemini Fund Services, LLC
•   Northern Lights Distributors, LLC

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund Complex does not have any joint marketing agreements.

Other important information
In the event that you hold shares of the Fund Complex through a financial intermediary, including, but not limited to, a broker- dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	27

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Morgan Creek Global Equity Long/Short Institutional Fund
301 West Barbee Chapel Road, Suite 200
Chapel Hill, NC 27517

Trustees
William C. Blackman
Michael S. McDonald
Sean S. Moghavem
Mark W. Yusko
Michael Hennessy

Officers
Mark B. Vannoy
Taylor Thurman
David K. James

Advisor
Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road, Suite 200
Chapel Hill, NC 27517

Administrator, Custodian, Fund Accounting Agent and Transfer Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
901 K Street N.W., Suite 800
Washington, D.C. 20001

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	28

Global Equity Long/Short Master Fund

Annual Report to Stockholders
For the Year Ended March 31, 2014

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Global Equity Long/Short Master Fund

We have audited the accompanying statement of assets and liabilities of Global Equity Long/Short Master Fund (“the Fund”), including the schedule of investments, as of March 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in portfolio funds, securities as of March 31, 2014, by correspondence with the custodian, management of the underlying investment portfolio funds and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Equity Long/Short Master Fund at March 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 30, 2014

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	30

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Statement of Assets and Liabilities
March 31, 2014 (in U.S. dollars)

Assets
Investments in Portfolio Funds, at fair value (cost of $33,958,256)	$48,357,120
Investments in Securities (cost of $12,930,102)	14,906,290
Cash and cash equivalents	3,564,667
Subscriptions to Portfolio Funds made in advance	5,000,000
Due from Portfolio Funds	1,265,561
Prepaid assets	22,747
Dividends receivable	6,235
Total assets	$73,122,620

Liabilities
Securities sold short (proceeds $2,499,926)	$2,487,084
Subscriptions received in advance	1,050,000
Accrued expenses and other liabilities	194,040
Redemptions payable	65,032
Due to Advisor	59,696
Management fees payable	40,699
Loan Payable	38,377
Due to Institutional Feeder Fund	31,422
Accrued interest payable	3,131
Total liabilities	3,969,481

Net assets	$69,153,139

Components of net assets:
Net capital	$62,689,084
Accumulated net investment loss	(9,265,899)
Accumulated net realized loss from investments	(657,940)
Net unrealized appreciation on investments	16,387,894
Net assets	$69,153,139

Net asset value per Share:
61,659.78 Shares issued and outstanding, unlimited Shares authorized	$1,121.53

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	31

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Schedule of Investments
March 31, 2014 (in U.S. dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity1,2	Next Available Redemption Date3
Investments in Portfolio Funds
Asia
Glade Brook Private Investors LLC
1,400 shares – Series B	$1,400,000	$1,400,000	2.02%	Cayman Islands	0-5 Years	N/A
SR Global Fund Inc. – Japan Portfolio
16,944 shares – Class H	2,078,430	2,218,429	3.21	Cayman Islands	Monthly	4/30/2014
Teng Yue Partners Offshore Fund, L.P.
3,250 shares	3,250,000	5,200,116	7.52	Cayman Islands	Quarterly	9/30/2014
Tybourne Equity (Offshore) Fund
2,285 shares - Series A	2,285,067	2,759,222	3.99	Cayman Islands	Quarterly	6/30/2014
Total Asia	9,013,497	11,577,767	16.74

Energy & Natural Resources
Tiger Eye Fund, Ltd
2,428 shares - Class A	2,500,000	3,064,743	4.43	Cayman Islands	Quarterly	6/30/2014
Total Energy & Natural Resources	2,500,000	3,064,743	4.43

Financials
Samlyn Offshore, Ltd.
128 shares – Class S	127,861	127,861	0.19	Cayman Islands	0-5 Years	N/A
Total Financials	127,861	127,861	0.19

Global Long/Short
Falcon Edge Global, Ltd.
4,249 shares - Class B	4,250,000	5,373,508	7.77	Cayman Islands	Quarterly	6/30/2014
Glade Brook Global Offshore Fund, Ltd.
2,110 shares - Class FC-UR-2	2,053,295	2,687,239	3.89	Cayman Islands	Quarterly	6/30/2014
Hengistbury Fund Limited
14,201 shares - Class A	1,500,000	1,794,987	2.59	Cayman Islands	Quarterly	6/30/2014
Hound Partners Offshore Fund, Ltd.
2,779 shares - Class A	2,500,625	3,697,185	5.35	Cayman Islands	Quarterly	6/30/2014
Viking Global Equities III, Ltd.
1,415 shares – Class H	2,490,334	3,704,758	5.36	Cayman Islands	Monthly	4/30/2014
Total Global Long/Short	12,794,254	17,257,677	24.96

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	32

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2014 (in U.S. dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity1,2	Next Available Redemption Date3
Healthcare
Broadfin Healthcare Offshore Fund, Ltd.
1,680 shares - Series A	$3,074,521	$7,427,139	10.74%	Cayman Islands	Quarterly	6/30/2014
Total Healthcare	3,074,521	7,427,139	10.74

Technology
Artis Partners 2X, Ltd.
426 shares - Class K	49,429	2	0.00	Cayman Islands	0-5 Years	N/A
Light Street Xenon, Ltd.
1,966 shares – Class A	2,250,000	2,746,197	3.97	Cayman Islands	Quarterly	6/30/2014
Tiger Global, Ltd.
5,655 shares - Class C	2,751,312	4,082,331	5.90	Cayman Islands	Monthly	4/30/2014
Tiger Global, Ltd.
6,025 shares - Class E	1,397,382	2,073,403	3.00	Cayman Islands	Monthly	4/30/2014
Total Technology	6,448,123	8,901,933	12.87

Total Investments in Portfolio Funds	$33,958,256	$48,357,120	69.93%

Investments in Securities
Common Stocks
Global Opportunistic
Amazon.com Inc.
1,801 shares	$532,920	$606,073	0.88%	United States
American International Group, Inc.
12,627 shares	572,794	631,476	0.91	United States
Carter Holdings, Inc.
9,284 shares	646,046	720,903	1.04	United States
CBS Corporation, Class B
9,599 shares	483,665	593,218	0.86	United States
Colfax Corporation
9,195 shares	467,521	655,879	0.95	United States
Comcast Corporation – Class A
11,875 shares	628,984	593,988	0.86	United States
Depomed, Inc.
49,768 Shares	391,305	721,636	1.04	United States

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	33

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2014 (in U.S. dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity1,2	Next Available Redemption Date3
Common Stocks (continued)
Endo International PLC
8,379 shares	$630,744	$575,218	0.83%	United States
Facebook, Inc. – Class A
9,428 shares	643,916	567,943	0.82	United States
Fleetcor Technologies, Inc.
5,343 shares	461,492	614,979	0.89	United States
Liberty Global PLC – Class A
7,252 shares	563,788	301,683	0.44	United States
Liberty Global PLC – Series C
7,252 shares	—	295,229	0.43	United States
Mastercard, Inc. – Class A
8,205 shares	500,994	612,914	0.89	United States
Priceline.com Inc.
489 shares	465,707	582,834	0.84	United States
Qihoo 360 Technology Co. Ltd.
5,979 shares	628,739	595,389	0.85	United States
Soufun Holdings, Limited
7,869 shares	550,752	538,397	0.78	United States
TransDigm Group Inc.
3,626 shares	503,103	671,535	0.97	United States
Twenty-First Century Fox, Inc.
19,286 shares	583,587	616,574	0.89	United States
Valeant Pharmaceuticals International, Inc.
4,343 shares	388,222	572,538	0.83	United States
Vipshop Holdings Limited
5,456 shares	246,717	814,581	1.18	United States
W.R. Grace & Co.
6,484 shares	533,536	643,017	0.93	United States
Total Common Stocks	10,424,532	12,526,004	18.11

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	34

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2014 (in U.S. dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity1,2	Next Available Redemption Date3
Exchange Traded Funds
Asia
Maxis Nikkei 225 Index Fund
139,198 shares	$2,505,570	$2,380,286	3.44%	United States
Total Exchange Traded Funds	2,505,570	2,380,286	3.44

Total Investments in Securities	12,930,102	14,906,290	21.55

Total Investments	$46,888,358	$63,263,410	91.48%

	Proceeds	Fair Value
Securities Sold Short
Exchange Traded Funds
Asia
Currency Shares Japanese Yen
26,310 shares	$(2,499,926)	$(2,487,084)	(3.60)%	United States
Total Exchange Traded Funds	(2,499,926)	(2,487,084)	(3.60)

Total Securities Sold Short	$(2,499,926)	$(2,487,084)	(3.60)%
Other Assets, less Liabilities		8,376,813	12.12
Total Net Assets		$69,153,139	100.00%

(1)	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.
(2)	0-5 Years - Portfolio Funds will periodically redeem depending on cash availability.
(3)
Investments in Portfolio Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after March 31, 2014 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Portfolio Funds may be subject to fees.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	35

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Statement of Operations
For the Year Ended March 31, 2014 (in U.S. dollars)

Investment income
Dividends	$40,793
Interest	921
Total investment income	41,714

Expenses
Management fees	595,692
Administration fees	275,519
Legal fees	164,250
Interest expense	91,659
Audit fees	89,586
Insurance fees	45,541
Consultancy fees	30,000
Trustees’ fees	24,000
Transfer agent fees	13,386
Other fees	77,165
Total expenses before management fee reduction	1,406,798

Management fee reduction	(341,847)
Net expenses	1,064,951

Net investment loss	(1,023,237)

Realized and unrealized gain from investments in Portfolio Funds and Securities
Net realized gain from investments in Portfolio Funds	2,000,240
Net realized gain from investments in Securities	1,698,195
Net change in unrealized appreciation on investments in Portfolio Funds	8,403,368
Net change in unrealized appreciation on investments in Securities	1,847,712
Net change in unrealized appreciation on securities sold short	12,842
Net realized and unrealized gain from investments in Portfolio Funds and Securities	13,962,357

Net increase¬ in net assets resulting from operations	$12,939,120

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	36

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Statement of Changes in Net Assets
For the Year Ended March 31, 2013 (in U.S. dollars)

Increase in net assets resulting from operations:
Net investment loss	$(1,413,814)
Net realized gain from investments in Portfolio Funds	39,834
Net realized gain from investments in Securities	35,567
Net change in unrealized appreciation on investments in Portfolio Funds	3,103,826
Net change in unrealized appreciation on investments in Securities	128,476
Net increase in net assets resulting from operations	1,893,889

Distributions to Shareholders from:
Net investment income	(2,359,841)

Capital share transactions:
Subscriptions (representing 3,794.83 Shares)	3,804,080
Redemptions (representing 10,597.28 Shares)	(10,477,519)
Distributions reinvested (representing 2,422.65 Shares)	2,359,841
Net decrease in net assets resulting from capital share transactions	(4,313,598)

Net decrease in net assets	(4,779,550)

Net assets
Beginning of year (representing 58,519.77 Shares)	59,312,215
End of year (representing 54,139.97 Shares)	$54,532,665

Accumulated net investment loss	$(3,810,135)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	37

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Statement of Changes in Net Assets (continued)

For the Year Ended March 31, 2014 (in U.S. dollars)

Increase in net assets resulting from operations:
Net investment loss	$(1,023,237)
Net realized gain from investments in Portfolio Funds	2,000,240
Net realized gain from investments in Securities	1,698,195
Net change in unrealized appreciation on investments in Portfolio Funds	8,403,368
Net change in unrealized appreciation on investments in Securities	1,847,712
Net change in unrealized appreciation on securities sold short	12,842
Net increase in net assets resulting from operations	12,939,120

Distributions to Shareholders from:
Net investment income	(6,890,643)

Capital share transactions:
Subscriptions (representing 8,990.63 Shares)	10,064,372
Redemptions (representing 7,807.57 Shares)	(8,383,018)
Distributions reinvested (representing 6,336.75 Shares)	6,890,643
Net increase in net assets resulting from capital share transactions	8,571,997

Net increase in net assets	14,620,474

Net assets
Beginning of year (representing 54,139.97 Shares)	54,532,665
End of year (representing 61,659.78 Shares)	$69,153,139

Accumulated net investment loss	$(9,265,899)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	38

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Statement of Cash Flows
For the Year Ended March 31, 2014 (in U.S. dollars)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$12,939,120
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments in Portfolio Funds	(7,900,000)
Purchases of investments in Securities	(33,439,364)
Proceeds from sales of investments in Portfolio Funds	20,526,710
Proceeds from sales of investments in Securities	23,901,388
Proceeds from Securities sold short	2,499,926
Net realized gain from investments in Portfolio Funds	(2,000,240)
Net realized gain from investments in Securities	(1,698,195)
Net change in unrealized appreciation on investments in Portfolio Funds	(8,403,368)
Net change in unrealized appreciation on investments in Securities	(1,847,712)
Net change in unrealized appreciation on Securities sold short	(12,842)
Changes in operating assets and liabilities:
Due from Portfolio Funds	1,025,918
Subscriptions to Portfolio Funds made in advance	(3,750,000)
Prepaid assets	875
Dividends receivable	(6,235)
Accrued expenses and other liabilities	15,859
Management fees payable	(100,236)
Accrued interest payable	(36,859)
Due to Institutional Feeder Fund	19,316
Due to Advisor	48,904
Net cash provided by operating activities	1,782,965

Cash flows from financing activities:
Proceeds from advances on line of credit	5,817,369
Repayments of advances on line of credit	(5,778,992)
Subscriptions	10,514,372
Redemptions, net of redemptions payable of $65,032	(10,617,986)
Net cash used in financing activities	(65,237)

Net increase in cash and cash equivalents	1,717,728

Cash and cash equivalents
Beginning of year	1,846,939
End of year	$3,564,667

Supplemental disclosure of cash flow information:
Distributions reinvested	$6,890,643

Interest paid	$19,152

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.
MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	39

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Notes to Financial Statements
March 31, 2014

1.	Organization and Nature of Business

Global Equity Long/Short Master Fund (the “Master Fund”) was organized under the laws of the State of Delaware as a statutory trust on August 16, 2010. The Master Fund commenced operations on October 3, 2011 (“Commencement of Operations”) and operates pursuant to the Agreement and Declaration of Trust (the “Trust Instrument”). The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below. The Master Fund is structured as a fund-of-funds whose investment objective is to generate greater long-term returns when compared to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets. The Master Fund seeks to achieve this objective primarily by investing in private funds and other pooled investment vehicles (collectively, the “Portfolio Funds”) and exchange traded funds, common stocks (“Securities”) that are not expected to be highly correlated to each other or with traditional equity markets over a long-term time horizon. The Master Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies. Under normal circumstances, 80% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will consist of equity securities and 40% or more of the investments portfolios of the Portfolio Funds on an aggregate basis will be non-U.S. securities. The Portfolio Funds are managed by third-party investment managers (the “Managers”) selected by the investment adviser, with the intention of adding additional Portfolio Funds as the need to diversify among additional Portfolio Funds increases.

Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Master Fund’s investment adviser. The Advisor also serves as the investment adviser to Morgan Creek Global Equity Long/Short Fund (the “U.S. Feeder Fund”), Morgan Creek Global Equity Long/Short Institutional Fund (the “Institutional Feeder Fund”) and Morgan Creek Opportunity Offshore Fund, Ltd. (the “Cayman Feeder Fund”), (together the “Feeder Funds”). The Feeder Funds and the Master Fund are collectively referred to herein as the ‘Funds’. The Advisor is responsible for providing day-to-day investment management services to the Funds, subject to the supervision of the Funds’ Board of Trustees (the “Board”).

The Board has overall responsibility for monitoring and overseeing the Funds’ investment program and their management and operations. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined by the 1940 Act) of the Master Fund.

The Master Fund is a “Master” fund in a “Master-Feeder” structure whereby the Feeder Funds invest substantially all of their assets in the Master Fund. As of March 31, 2014, the Institutional Feeder Fund represented $7,696,194 or 11.13% of the Master Fund’s net assets. The U.S. Feeder Fund liquidated its investment in the Master Fund as of June 30, 2012. As a result, the U.S. Feeder Fund had $0 invested in the Master Fund as of March 31, 2014.

Investors in the Master Fund (“Shareholders”) are governed by the Trust Instrument and bound by its terms and conditions. The security purchased by a Shareholder is a beneficial interest (a “Share”) in the Master Fund. All Shares shall be fully paid and are non-assessable. Shareholders shall have no preemptive or other rights to subscribe for any additional Shares.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	40

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

The U.S. Feeder Fund and Institutional Feeder Fund have entered into distribution agreements (the “Distribution Agreements”) with Town Hall Capital, LLC (the “Distributor”), an affiliate of the Advisor, to provide for distribution of the Shares on a reasonable best efforts basis, subject to various conditions. The Distributor may enter into selected dealer arrangements with various brokers, dealers, banks and other financial intermediaries (“Selling Agents”), which have agreed to participate in the distribution of the U.S. Feeder Fund’s and Institutional Feeder Fund’s Shares.

Shares in the Master Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “1933 Act”). Investments in the Master Fund generally may be made only by U.S. investment companies or other investment vehicles that are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the 1933 Act and “qualified clients” within the meaning of Rule 205-3 promulgated under the Advisers Act. The Master Fund may decline to accept any investment in its discretion. The Master Fund’s registration statement by itself does not constitute an offer to sell, or the solicitation of an offer to buy, any security within the meaning of the 1933 Act. The Board (or its designated agent) may admit Shareholders to the Master Fund from time to time upon the execution by a prospective investor of the appropriate documentation. Shares will be issued at the net asset value (“NAV”) per Share of the Master Fund.

The Board, from time to time and in its sole discretion, may determine to cause the Master Fund to offer to repurchase Shares from Shareholders, including the Feeder Funds, pursuant to written tenders by Shareholders. The Advisor anticipates that it will recommend to the Board to cause the Master Fund to conduct repurchase offers on a quarterly basis in order to permit the Master Fund to conduct repurchase offers for Shares. However, there are no assurances that the Board will, in fact, decide to undertake any repurchase offer. The Master Fund will make repurchase offers, if any, to all Shareholders, on the same terms, which may affect the size of the Master Fund’s repurchase offers. A Shareholder may determine, however, not to participate in a particular repurchase offer or may determine to participate to a limited degree, which will affect the liquidity of the investment of any investor in the Shareholder. In the event of a tender for redemption, the Master Fund, subject to the terms of the Trust Instrument and the Master Fund’s ability to liquidate sufficient Master Fund investments in an orderly fashion determined by the Board to be fair and reasonable to the Master Fund and all of the Shareholders, shall pay to such redeeming Shareholder within 90 days the proceeds of such redemption, provided that such proceeds may be paid in cash, by means of in-kind distribution of Master Fund investments, or as a combination of cash and in-kind distribution of Master Fund investments. Shares will be redeemed at the NAV per Share of the Master Fund.

2.	Summary of Significant Accounting Policies

Basis for Accounting

The accompanying financial statements of the Master Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and in accordance with Accounting Standards Codification (“ASC”) as set forth by the Financial Accounting Standards Board (“FASB”). The Master Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	41

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

Valuation of Portfolio Funds and Securities

The Master Fund carries its investments in Portfolio Funds at fair value in accordance with ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”) which clarifies the definition of fair value for financial reporting, establishes a hierarchal disclosure framework for measuring fair value and requires additional disclosures about the use of fair value measure.

The NAV of the Master Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below, or as may be determined from time to time pursuant to policies established by the Advisor. The Master Fund’s NAV is calculated by State Street Bank & Trust Company, the Master Fund’s administrator (the “Administrator,” the “Custodian,” the “Transfer Agent” or “State Street”).

The Board has delegated the process of valuing securities for which market quotations are not readily available to the Valuation Committee (the “Committee”). The Committee is responsible for overseeing and monitoring the Master Fund’s valuation policies and procedures (which have been adopted by the Board and are subject to Board supervision), making recommendations to the Board on valuation-related matters and overseeing implementation of the valuation procedures used by the Master Fund to value securities, including the fair value of the Master Fund’s investments in Portfolio Funds. These procedures shall be reviewed by the Board no less than frequently than annually. Any revisions to these procedures that are deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Investments in Portfolio Funds held by the Master Fund are valued as follows:

The Master Fund measures the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV in accordance with Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820) - Investments in Certain Entities That Calculate Net Assets Value per Share (or Its Equivalent) (“ASU 2009-12”). If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date. The Master Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investments. Investments in Portfolio Funds are subject to the terms of the Portfolio Funds’ offering documents. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ operating documents.

The Advisor’s rationale for the above approach derives from the reliance it places on its initial and ongoing due diligence, which understands the respective controls and processes around determining the NAV with the Managers of the Portfolio Funds. The Advisor has designed an ongoing due diligence process with respect to the Portfolio Funds and their Managers, which assists the Advisor in assessing the quality of information provided by, or on behalf of, each Portfolio Fund and in determining whether such information continues to be reliable or whether further investigation is necessary.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	42

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

Where no value is readily available from a Portfolio Fund or where a value supplied by a Portfolio Fund is deemed by the Advisor not to be indicative of its fair value, the Advisor will determine, in good faith, the fair value of the Portfolio Fund under procedures adopted by the Board and subject to the Board’s supervision. The Advisor values the Master Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the fair values of the Master Fund’s Portfolio Funds may differ significantly from the values that would have been used had a ready market for the Portfolio Funds held by the Master Fund been available.

Investments in Publicly Traded Securities held by the Master Fund are valued as follows:

The Master Fund values investments in publicly traded securities, including exchange traded funds and common stocks, that are listed on a national securities exchange at their closing price on the last business day of the period. Publicly traded securities are generally categorized in level 1 of the fair value hierarchy.

Securities Sold Short

Securities sold short, represent obligations of the Master Fund to deliver the specified security at the future price and, thereby, create a liability to repurchase the security in the market at prevailing prices. Accordingly, these transactions result in off-balance-sheet risk since the Master Fund’s satisfaction of the obligations may exceed the amount recognized in the statement of assets and liabilities.

Cash and cash equivalents

Cash and cash equivalents include cash held on deposit in a segregated account with the Master Fund’s Custodian.

Income and Operating Expenses

The Master Fund bears its own expenses including, but not limited to, legal, accounting (including third-party accounting services), auditing and other professional expenses, offering costs, administration expenses and custody expenses. Interest income and interest expense are recorded on an accrual basis. Operating expenses are recorded as incurred.

Recognition of Gains and Losses

Change in unrealized appreciation (depreciation) from each Portfolio Fund and Security is included in the Statement of Operations as net change in unrealized appreciation on investments.

Investment transactions in Portfolio Funds and Securities are recorded on a trade date basis. Any proceeds received from Portfolio Fund redemptions and Security sales that are in excess of the Portfolio Fund’s or Security’s cost basis are classified as net realized gain from investments on the Statement of Operations. Any proceeds received from Portfolio Fund redemptions and Security sales that are less than the Portfolio Funds’ and Security’s cost basis are classified as net realized loss from investments on the Statement of Operations. Realized gains and losses from investments in Portfolio Funds and Securities are calculated based on average cost basis.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	43

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

Income Taxation

The Master Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies (“RICs”) and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Master Fund files tax returns with the U.S. Internal Revenue Service and various states. The Master Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on a Fund’s or Security’s income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Master Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of March 31, 2014. If applicable, the Master Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. Generally, tax authorities can examine all tax returns filed for the last three years. The Master Fund’s major tax jurisdictions are the United States, the State of Delaware and the State of North Carolina. As of March 31, 2014, all tax years remain subject to examination.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modernizes several tax provisions related to RICs and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Master Fund’s next taxable year. For the year ended March 31, 2014, the Master Fund deferred to April 1, 2014 for U.S. federal income tax purposes the following losses:

Post-October currency and specified ordinary losses	$—
Post-October short-term capital losses	$—
Post-October long-term capital losses	$(657,940)

As of March 31, 2014, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$61,336,650
Gross tax unrealized appreciation	$2,588,621
Gross tax unrealized depreciation	(661,861)
Net tax unrealized appreciation (depreciation) on investments	$1,926,760

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	44

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

Distribution of Income and Gains

The Master Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Master Fund generally invests its assets in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such, the Master Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Master Fund (the “DRIP”), each Shareholder whose shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and capital gains distributions automatically reinvested in additional shares unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

The tax character of distributions paid during the year ended March 31, 2014 was as follows:

Distributions paid from:
Ordinary income	$6,890,643

Permanent differences, primarily due to the sale of marked-to-market PFICs resulted in the following reclassifications among the Master Fund’s components of net assets as of March 31, 2014:

Accumulated net investment income (loss)	$2,458,116
Accumulated net realized gain (loss)	$(2,458,116)
Net capital	$—

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income (loss)	$5,182,393
Unrealized appreciation (depreciation)	$1,939,602
Capital and other losses	$—
Qualified late year losses	$(657,940)

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	45

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

3.	Fair Value of Financial Instruments

In accordance with ASC 820, the Master Fund discloses the fair value of its investments in Portfolio Funds and Securities in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access at the measurement date;

Level 2 - Other significant observable inputs including fair value of investments with the ability to redeem at NAV as of the measurement date, or during the first quarter following the measurement date; and

Level 3 - Other significant unobservable inputs including fair value of investments that do not have the ability to redeem at NAV as of the measurement date, or during the first quarter following the measurement date.

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Advisor generally uses the NAV per share of the investment (or its equivalent) reported by the Portfolio Fund as the primary input to its valuation; however, adjustments to the reported amount may be made based on various factors.

A Portfolio Fund’s or Security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Advisor. The Advisor considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of the Portfolio Funds within the hierarchy is based upon the redemption terms of the Portfolio Funds and does not necessarily correspond to the Advisor’s perceived risk of the Portfolio Funds.

All of the Master Fund’s investments in Portfolio Funds have been classified within level 2 or level 3. All of the Master Fund’s investments in Securities have been classified within level 1 and Securities Sold Short have been classified within level 2. Transfers in and/or out of levels are recognized at the date of circumstances that caused the transfer.

The Advisor’s belief of the most meaningful presentation of the strategy classification of the Portfolio Funds and Securities is as reflected on the Schedule of Investments.

Hedge funds are generally funds whose shares are issued pursuant to an exemption from registration under the 1940 Act or are issued offshore that typically offer subscription and redemption options to investors. The frequency of such subscriptions or redemptions is dictated by such fund’s governing documents. The amount of liquidity provided to investors in a particular fund is generally consistent with the liquidity and risk associated with the Portfolio Funds (i.e., the more liquid the investments in the portfolio, the greater the liquidity provided to the investors).

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	46

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

Liquidity of individual hedge funds vary based on various factors and may include “gates,” “holdbacks” and “side pockets” imposed by the manager of the hedge fund, as well as redemption fees which may also apply. These items have been identified as illiquid (“0-5 years”) on the Schedule of Investments.

Assumptions used by the Advisor due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Fund’s results of operations.

The following is a summary of the inputs used as of March 31, 2014 in valuing the Master Fund’s investments in Portfolio Funds and Securities carried at fair value:

	Assets at Fair Value as of March 31, 2014
	Level 1	Level 2	Level 3	Total
Investments
Portfolio Funds
Asia	$—	$2,218,429	$9,359,338	$11,577,767
Energy & Natural Resources	—	3,064,743	—	3,064,743
Financials	—	—	127,861	127,861
Global Long/Short	—	8,186,984	9,070,693	17,257,677
Healthcare	—	7,427,139	—	7,427,139
Technology	—	2,746,197	6,155,736	8,901,933
Securities
Common Stocks – Global Opportunistic	12,526,004	—	—	12,526,004
Exchange Traded Funds – Asia	2,380,286	—	—	2,380,286
Total Investments	$14,906,290	$23,643,492	$24,713,628	$63,263,410

	Liabilities at Fair Value as of March 31, 2014
	Level 1	Level 2	Level 3	Total
Securities Sold Short
Exchange Traded Funds – Asia	$—	$(2,487,084)	$—	$(2,487,084)
Total Securities Sold Short	$—	$(2,487,084)	$—	$(2,487,084)

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	47

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

The following is a reconciliation of investments in Portfolio Funds for which significant unobservable inputs (level 3) were used in determining fair value:

	Asia	Energy & Natural Resources	Financials	Global Long/Short	Technology	Total
Balance as of April 1, 2013	$2,724,574	$1,539,089	$298,788	$9,231,096	$5,670,127	$19,463,674
Purchases	4,650,000	1,000,000	—	—	—	5,650,000
Sales	(250,000)	—	(207,383)	—	(26,422)	(483,805)
Net realized gain	35,067	—	36,456	—	(110,507)	(38,984)
Net change in unrealized appreciation (depreciation)	2,199,697	525,654	—	1,176,165	622,538	4,524,054
Transfers into level 3	—	—	—	—	—	—
Transfers out of level 3*	—	(3,064,743)	—	(1,336,568)	—	(4,401,311)
Balance as of March 31, 2014	$9,359,338	$—	$127,861	$9,070,693	$6,155,736	$24,713,628

Net change in unrealized appreciation (depreciation) on level 3 investments in Portfolio Funds still held as of March 31, 2014	$2,199,697	$—	$—	$1,176,165	$622,538	$3,998,400

*
Transfers out of level 3 represent investments that were previously categorized as level 3 investments during the reporting period. In accordance with authoritative guidance, these investments are being reclassified as level 2 investments for the year ended March 31, 2014 as the Master Fund had the ability to redeem its investments at net asset value as of March 31, 2014 or during the first quarter following March 31, 2014.

There were no changes in valuation technique and no other transfers between the levels of the fair value hierarchy during the reporting period, except as noted above.

Net realized gain and net change in unrealized appreciation (depreciation) presented above are reflected in the accompanying Statement of Operations.

4.	Investments in Portfolio Funds and Securities

The Master Fund has the ability to liquidate its investments in Portfolio Funds periodically, ranging from monthly to every five years, depending on the provisions of the respective Portfolio Funds’ operating agreements. As of March 31, 2014, the Master Fund was invested in fifteen Portfolio Funds. All Portfolio Funds in which the Master Fund invested are individually identified on the Schedule of Investments. These Portfolio Funds may invest in U.S. and non-U.S. equities and equity-related instruments, fixed income securities, currencies, futures, forward contracts, swaps, other derivatives and other financial instruments and commodities.

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Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

The Managers of substantially all Portfolio Funds receive an annual management fee from 1% to 2% of the Master Fund’s NAV of the respective Portfolio Funds. Management of the Portfolio Funds also receive performance allocations from 15% to 20% of the Master Fund’s net profit from its investments in the respective Portfolio Funds, subject to any applicable loss carryforward provisions, as defined by the respective Portfolio Funds’ operating agreements.

For the year ended March 31, 2014, aggregate purchases and proceeds from sales of investments in Portfolio Funds and Securities were $41,339,364 and $44,428,098 respectively.

For the year ended March 31, 2014, aggregate proceeds from securities sold short was $2,499,926.

5.	Offering of Shares

The Master Fund’s Share activities for the year ended March 31, 2014 were as follows:

Balance as of April 1, 2013	Subscriptions	Redemptions	Distributions reinvested	Balance as of March 31, 2014
54,139.97	8,990.63	(7,807.57)	6,336.75	61,659.78

6.	Due from Portfolio Funds

As of March 31, 2014, $1,265,561 was due to the Master Fund from Portfolio Funds. The receivable amount represents the fair value of certain Portfolio Fund tranches, net of management fees, incentive fees and allocations that were redeemed by the Master Fund at period-end or holdback amounts that will be received from certain Portfolio Funds. The Master Fund had no reserve on receivables as of March 31, 2014.

7.	Management Fee, Related Party Transactions and Other

The Master Fund bears all of the expenses of its own operations, including, but not limited to, the investment management fee for the Master Fund payable to the Advisor, administration fees, custody fees, and transfer agent fees to State Street.

In consideration for its advisory and other services, the Advisor shall receive a quarterly management fee, payable quarterly in arrears based on the NAV of the Master Fund as of the last business day of such quarter, prior to any quarter-end redemptions, in an amount equal to an annual rate of 1.00% of the Master Fund’s NAV. The Advisor has voluntarily reduced the management fee to 0.25% of the Master Fund’s NAV from July 1, 2013 to June 30 2014. The management fee is in addition to the asset-based fees and incentive fees or allocations charged by the Portfolio Funds and indirectly borne by Shareholders in the Master Fund. For the year ended March 31, 2014, the Master Fund incurred management fees of $595,692, of which $341,847 was reduced by the Advisor and $40,699 was payable to the Advisor as of March 31, 2014.

The Advisor has paid and borne all expenses categorized as organizational costs.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	49

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

State Street provides accounting and administrative services to the Master Fund under an administrative services agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street is paid a monthly administrative fee at an annual rate of 0.07% of the Master Fund’s monthly NAV for these services.

State Street also serves as the Master Fund’s Custodian and Transfer Agent. State Street shall be entitled to custody fees as reasonable compensation for its services and expenses as agreed upon from time to time between the Master Fund on behalf of each applicable Portfolio Fund and State Street. Transfer agent fees are payable monthly based on an annual per Shareholder account charge plus out-of-pocket expenses incurred by State Street on the Master Fund’s behalf. For the year ended March 31, 2014, the Master Fund incurred transfer agent fees of $13,386, of which $2,213 were payable as of March 31, 2014.

From time to time, the Master Fund may have a concentration of Shareholders holding a significant percentage of its net assets. Investment activities of these Shareholders could have a material impact on the Master Fund. As of March 31, 2014, the Cayman Feeder Fund maintains a significant holding in the Master Fund which represents 88.68% of the Master Fund’s NAV.

8.	Credit Agreement

The Master Fund has entered into a credit agreement with Credit Suisse International that bears interest at LIBOR plus 1.90%. The average LIBOR rate for the year ended March 31, 2014 was 0.25%. The maximum aggregate principal amount of credit that may be extended to the Master Fund at any time is $10,000,000. The credit agreement is set to expire on December 1, 2015. The terms of the credit facility include limits on other indebtedness aggregate volatility, minimum net equity and other standard covenants. This credit agreement is not used as leverage, rather to provide bridge financing and meet liquidity needs that may arise. The average borrowings outstanding for the year ended March 31, 2014 were $1,939,123. As of March 31, 2014, the Master Fund had outstanding borrowings of $38,377. The Credit Facility is collateralized by all Portfolio Fund investments of the Master Fund.

9.	Risks and Contingencies

The Master Fund’s investments in Portfolio Funds may be subject to various risk factors including market, credit, currency and geographic risk. The Master Fund’s investments in Portfolio Funds may be made internationally and thus may have concentrations in such regions. The Master Fund’s investments in Portfolio Funds are also subject to the risk associated with investing in Portfolio Funds. The Portfolio Funds are generally illiquid, and thus there can be no assurance that the Master Fund will be able to realize the value of such investments in Portfolio Funds in a timely manner. Since many of the Portfolio Funds may involve a high degree of risk, poor performance by one or more of the Portfolio Funds could severely affect the total returns of the Master Fund.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	50

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

Although the Master Fund’s investments in Portfolio Funds are denominated in U.S. dollars, the Master Fund may invest in securities and hold cash balances at its brokers that are denominated in currencies other than its reporting currency. Consequently, the Master Fund is exposed to risks that the exchange rate of the U.S. dollars relative to other currencies may change in a manner that has an adverse effect on the reported value of that portion of the Master Fund’s assets which are denominated in currencies other than the U.S. dollars. The Master Fund may utilize options, futures and forward currency contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

In order to obtain more investable cash, the Portfolio Funds may utilize a substantial degree of leverage. Leverage increases returns to investors if the Managers earn a greater return on leveraged investments than the Managers’ cost of such leverage. However, the use of leverage, such as margin borrowing, exposes the Master Fund to additional levels of risk including (i) greater losses from investments in Portfolio Funds than would otherwise have been the case had the Managers not borrowed to make the investments in Portfolio Funds, (ii) margin calls or changes in margin requirements may force premature liquidations of investment positions and (iii) losses on investments in Portfolio Funds where the Portfolio Funds fails to earn a return that equals or exceeds the Managers’ cost of leverage related to such Portfolio Funds.

In the normal course of business, the Portfolio Funds in which the Master Fund invests may pursue certain investment strategies, trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, leverage, short selling, global tactical asset allocation strategies, event-drive strategies and other related risks pursuant to the Trust Instrument. The Master Fund’s risk of loss in each Portfolio Fund is limited to the value of the Master Fund’s interest in each Portfolio Fund as reported by the Master Fund.

10.	Indemnifications

The Master Fund enters into contracts that contain a variety of indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	51

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

11.	Financial Highlights

The following summary represents per Share data, ratios to average net assets and other financial highlights information for Shareholders for the year ended March 31, 2014, 2013 and for the period from October 3, 2011 (commencement of operations) through March 31, 2012:

Per Share operating performance:
	2014	2013	2012
Net asset value per Share, beginning of year/period	$1,007.25	$1,013.54	$1,000.00

Net investment loss (a)	(18.80)	(24.22)	(14.63)
Net realized and unrealized gain from investments in Portfolio Funds and Securities	263.12	57.29	61.02
Net increase resulting from operations	244.32	33.07	46.39

Distributions paid
Net investment income	(130.04)	(39.36)	(32.85)

Net asset value per Share, end of year/period	$1,121.53	$1,007.25	$1,013.54

Total return (b)	24.66%	3.39%	4.78%

Ratio of total expenses before management fee reduction (c)	2.39%	2.43%	1.46%

Ratio of total expenses after management fee reduction	1.81%	—%	—%

Ratio of net investment loss to average net assets (d)	(1.74%)	(2.43%)	(1.46%)

Portfolio turnover (e)	71.64%	40.01%	27.73%

Net assets, end of year/period (in 000’s)	$69,153	$54,533	$59,312

(a)	Calculated based on the average Shares outstanding methodology.
(b)
Total return assumes a subscription of a Share in the Master Fund at the beginning of the year/period indicated and a repurchase of a Share on the last day of the period, and assumes reinvestment of all distributions during the period. Total return is not annualized for periods less than twelve months.

(c)	Ratio does not reflect the Master Fund’s proportionate share of Portfolio Funds’ expenses.
(d)	Ratio does not reflect the Master Fund’s proportionate share of Portfolio Funds’ income and expenses.
(e)	The portfolio turnover rate reflects the investment activities of the Master Fund.

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	52

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2014

12.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Master Fund through the date the financial statements were issued. Management has determined that there are no material events requiring additional disclosures in the financial statements through this date, except as noted below:

On March 3, 2014, the Board approved the structural change to the Master fund in which the Master Fund will transfer its assets to the Institutional Feeder Fund as of July 1, 2014. The Institutional Feeder Fund will become a stand alone entity and will invest its assets directly into underlying Portfolio Funds and securities, while the Master Fund will cease to exist. The Cayman Feeder Fund will, in turn, invest the majority of its assets in the Institutional Feeder Fund.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	53

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Board of Trustees (Unaudited)

Name(1) and Year of Birth	Position(s) held With Registrant	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications(3)	Number of Morgan Creek- Advised Funds Overseen by Trustee	Other Public Company Directorships Held by Trustee In the Past Five Years
Independent Trustees
William C. Blackman 1946	Trustee	Since 2010	Shareholder of Blackman & Sloop (accounting firm) from 2005 to June 2008.	4 Funds	None
Michael S. McDonald 1966	Trustee	Since 2010	Vice President of McDonald Automotive Group (automobile franchises) since 1989.	4 Funds	None
Sean S. Moghavem 1964	Trustee	Since 2010
President of Archway Holdings Corp. since prior to 2005 to present; President of URI Health and Beauty LLC since prior to 2005 to present; President of Archway Holdings-Wilmed LLC from April 2008 to present.
				4 Funds	None
Interested Trustees(4)
Mark W. Yusko 1963	Trustee, Chairman and President	Since 2010
Mr. Yusko is Chief Investment Officer and Chief Executive Officer of Morgan Creek Capital Management, LLC since July, 2004. Previously, Mr. Yusko served as President and Chief Executive Officer for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.
				4 Funds	None
Michael Hennessy 1957	Trustee, Managing Director and Investments	Since 2010
Mr. Hennessy is Managing Director of Morgan Creek Capital Management, LLC since July, 2004. Previously, Mr. Hennessy served as Vice President for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.
				4 Funds	None

(1)	The address for each of the Master Funds’ Trustees is c/o Morgan Creek Capital Management, LLC, 301 West Barbee Chapel Road, Chapel Hill, NC 27517.
(2)	Trustees serve until their resignation, removal or death.
(3)
The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Funds.

(4)	Mr. Yusko and Mr. Hennessy are “interested persons,” as defined in the 1940 Act, of the Funds based on their position with Morgan Creek Capital Management, LLC and its affiliates.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	54

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Fund Management (Unaudited)

Name and Year of Birth	Position(s) held With Registrant	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Mark B. Vannoy 1976	Treasurer	Since 2010
Mr. Vannoy joined Morgan Creek in January 2006 and serves as Director of Fund Administration. Prior to Morgan Creek, Mr. Vannoy worked at Nortel Networks, Ernst & Young, and KPMG both in the United States and Cayman Islands.

Taylor Thurman 1979	Chief Compliance Officer	Since 2011
Mr. Thurman joined Morgan Creek in February 2006 and serves as a Director. Prior to Morgan Creek, Mr. Thurman was employed by Cambridge Associates, LLC, an investment consulting firm, from 2003 to February 2006.

David K. James 1970	Secretary	Since 2010	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 to present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 to 2009).

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	55

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Other Information (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Master Fund’s policies and procedures with respect to the voting of proxies relating to the Portfolio Funds; and (2) how the Master Fund voted proxies relating to Portfolio Funds during the most recent period ended March 31 is available without charge, upon request, by calling the Master Fund at 1-919-933-4004. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Master Fund also files a complete Schedule of Investments with the Securities and Exchange Commission for the Master Fund’s first and third fiscal quarters on Form N-Q. The Master Fund’s Form N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Masters Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-919-933-4004.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	56

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Approval of Investment Management Agreement (Unaudited)

The Board of Trustees (the “Board” or each separately a “Trustee”) met at an in-person meeting on March 3, 2014. Matters bearing on the Master Fund’s investment management agreement (the “Agreement”) with Morgan Creek Capital Management, LLC (“Morgan Creek” or the “Advisor”) were considered. The Trustees received information relating to the Agreement derived from a number of sources and covering a range of issues. At the meeting, the Board, including a majority of the Trustees who are not “interested persons” as defined under the Investment Company Act of 1940, as amended (“Independent Trustees”), unanimously voted to approve the Agreement with Morgan Creek for the Master Fund for an additional period ending December 31, 2014.

In considering the approval of the Agreement, the Independent Trustees requested and evaluated extensive materials from Morgan Creek and other sources, including, among other items: (a) an overview of the discretionary investment advisory services provided by Morgan Creek; (b) the breadth and experience of the investment management and research staff of Morgan Creek; (c) financial information for Morgan Creek; (d) marketing and distribution support to be provided by Morgan Creek to the Master Fund; (e) the current Form ADV of Morgan Creek; (f) the expected profitability report of Morgan Creek with respect to the Master Fund; (g) the fees charged to other clients relative to fees charged to the Master Fund by Morgan Creek; and (h) the resources devoted to compliance with the Fund’s (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, (iv) other policies and procedures that form Morgan Creek’s portions of the Master Fund’s compliance program and (v) Morgan Creek’s responsibilities overseeing the Master Fund’s service providers.

The Independent Trustees, as well as the full Board, considered all factors it believed relevant with respect to Morgan Creek, including but not limited to: the nature and quality of services provided; investment performance relative to appropriate peer groups and indices; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on fees, expenses and performance; marketing and distribution capabilities; potential economies of scale; commitments to provide high levels of support and service to the Master Fund; commitment for a period of time to provide contractual expense cap to the Master Fund; potential benefits to Morgan Creek from its relationship to the Master Fund, including revenues to be derived from services provided to the Master Fund by their affiliates, if any; and potential benefits to the Master Fund and its shareholders of receiving research services, if any, from broker/dealer firms in connection with allocation of portfolio transactions to such firms.

In determining to approve the Agreement, the Board considered the following factors:

Investment Performance. The Independent Trustees reviewed the performance of the Feeder Fund for the 3-month, 6-month, one-year, and two-years periods ended December 31, 2013, and since the Fund’s inception. The Board noted that the net total return performance of the Feeder Fund outperformed the performance of the peer group selected by Lipper and the Funds’ benchmark. For the trailing 3-month, 6-month, one-year, two-year and since inception periods, the Feeder Fund out of the 22 funds in its peer group ranked first, third, third, seventh and sixth, respectively.

The Independent Trustees also reviewed the Feeder Fund’s performance compared to the performance of its benchmark index, the MSCI World Index. For the following periods ended December 31, 2013, the total returns of the Feeder Fund and MSCI World Index were, respectively, 11.14% and 8.00% for the trailing 3 months, 18.99% and 16.83% for the trailing 6 months, 25.64% and 26.68% for the trailing one-year, 14.89% and 21.13% for the trailing two-years (annualized) and 13.49% and 22.50% since inception (annualized).

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	57

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Approval of Investment Management Agreement (Unaudited) (continued)

The Board recognized a number of factors that contributed to the difference in performance of the Feeder Fund compared to its peer funds including the fact that many funds in the peer group could be characterized as being more “market directional,” while many of the underlying funds that the Master Fund owns utilize hedging strategies or strategies that perform better when markets are less one directional. The Board noted the strong, upward performance of global equity markets over the relative periods. The Board also noted that certain funds in the peer group that had better performance also had higher levels of volatility than the Master Fund. The Board further noted the challenges of finding a statistically significant sample size of peer funds with long/short strategies that are similar to the Funds, noting that the managers of such funds differ in terms of style, structure and sector focus.

Management Fees and Total Expense Ratios. The Board discussed with the Adviser the level of the advisory fee for the Master Fund relative to comparable funds as determined by Lipper noting that the advisory fee is charged only at the Master Fund level. In addition to the management fee, the Board also reviewed the Feeder Fund’s total expense ratio. The Board noted that the fees were within range of competitor products. The Board found that the 1.08% management fee charged to the Master Fund was slightly higher than the average (1.063%) but slightly lower than the median management fee (1.096%) for all peer funds for the year ended on December 31, 2013. The Board found that the total expenses, which were 1.350% for the Funds for the fiscal year ended on December 31, 2013, were slightly lower than the average total expenses (1.377%) and median total expenses (1.412%) of the peer group for the same period. Out of the 18 funds in the peer group, the Funds’ total expenses ranked eighth for the fiscal year ended December 31, 2013. The Board further noted that Morgan Creek continues to currently waive a significant percentage of its management fee and employs an expense cap to reduce costs to shareholders. Since the Funds are relatively new, the Board also took into account the fact that their assets are smaller than a number of the peer group funds, which results in their costs being relatively higher than larger funds.

Costs of Services and Potential Profits. In analyzing the cost of services and profitability of Morgan Creek, the Board considered the revenues earned and expenses incurred by Morgan Creek. As to profits realized by Morgan Creek, the Board reviewed information regarding its income and expenses related to the management and operation of the Funds. The Board concluded that Morgan Creek has adequate resources to fulfill its responsibilities under the Agreements. The Board noted that to date the Adviser has not been profitable with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the Funds through breakpoints in their management fees or other means, such as expense caps or fee waivers. The Trustees noted that the assets of the Master Fund were still too small to meaningfully consider economies of scale and the necessity of breakpoints. Nevertheless, the Board recognized that the Funds benefited and will continue to benefit from expense caps and fee waivers with respect to its management fees.

Fall-Out Benefits. The Board concluded that other benefits derived by Morgan Creek from its relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Funds and investors therein, and are consistent with industry practice and the best interests of the Funds and the shareholders of the Feeder Fund.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	58

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Approval of Investment Management Agreement (Unaudited) (continued)

Nature, Extent and Quality of Services. The Independent Trustees reviewed and considered the nature, extent and quality of the services provided by Morgan Creek and found them to be of high-quality and in the best interests of the Funds. The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of Morgan Creek who provide the administrative and advisory services to the Funds. The Trustees also concluded that Morgan Creek continues to make a significant entrepreneurial commitment to the management and success of the Funds.

Conclusion. The Independent Trustees concluded that Morgan Creek is a highly experienced investment manager and its key personnel have sufficient expertise necessary to continue to serve as investment adviser to the Funds. The Independent Trustees also concluded that the Funds’ expense ratios and profitability to Morgan Creek of managing the Funds were reasonable, and that economies of scale were not a significant factor in their thinking at this time as the Funds are relatively small in terms of assets. The Independent Trustees did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Trustees determined to recommend the approval of the Investment Management Agreements to the full Board.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	59

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Global Equity Long/Short Master Fund
301 West Barbee Chapel Road, Suite 200
Chapel Hill, NC 27517

Trustees
William C. Blackman
Michael S. McDonald
Sean S. Moghavem
Mark W. Yusko
Michael Hennessy

Officers
Mark B. Vannoy
Taylor Thurman
David K. James

Advisor
Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road, Suite 200
Chapel Hill, NC 27517

Administrator, Custodian, Fund Accounting Agent and Transfer Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
901 K Street N.W., Suite 800
Washington, D.C. 20001

MORGAN CREEK CAPITAL MANAGEMENT, LLC | ANNUAL REPORT TO STOCKHOLDERS	60

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Item 2.  Code of Ethics.

(a)        Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”), has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer.  A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

(c)        There have been no amendments during the period covered by this report to a provision of the code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d)        The Fund has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3.  Audit Committee Financial Expert.

(a)(1)    The Board of Trustees of the Fund (the “Board”) has determined that the Fund has at least one audit committee financial expert serving on the audit committee.

(a)(2)     The audit committee financial expert is William Blackman.  Mr. Blackman has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)        Audit Fees. The aggregate Audit Fees of the Fund’s independent public accountant for professional services rendered for the audit of the Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ended March 31, 2013 were $22,000 and for the fiscal year March 31, 2014 were $23,000.

(b)        Audit-Related Fees. The aggregate Audit-Related Fees of the Fund’s independent public accountant for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported as Audit Fees, which included the review of financial information contained within registration statement filings conducted on behalf of the Fund, as cited within paragraph (e)(2) of this Item, for the fiscal year ended March 31, 2013 were $3,333 and for the fiscal year March 31, 2014 were $6,600.

(c)        Tax Fees. The aggregate Tax Fees of the Fund’s independent public accountant for professional services rendered for tax compliance, tax advice, and tax planning services, which included the review of federal and state income tax returns and the review of the federal excise tax returns, for the fiscal year ended March 31, 2013 were $8,000 and for the fiscal year March 31, 2014 were $8,400.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent public accountant’s tax division except those services related to the audit.

(d)        All Other Fees. The aggregate Other Fees of the Fund’s independent public accountant for all other non-audit services rendered to the Fund for the fiscal year ended March 31, 2013 were $0 and for the fiscal year March 31, 2014 were $0.

(e)(1)    Pursuant to the Fund’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountant.  Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to be provided to the registrant as required by Section 201 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), any pre-approval requests submitted by the independent public accountant as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent public accountant to provide any services (other than prohibited non-audit services) including the fees and compensation to be paid to the independent public accountant.

(e)(2)    There were no pre-approval requirements waived for the services provided to the Fund described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  There were no fees billed for services provided to Morgan Creek Capital Management, LLC, the investment adviser to the Fund (the “Advisor”), described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	Not applicable.

(g)        The aggregate non-audit fees billed by the Fund’s accountant for services rendered to the Fund, and rendered to the Advisor (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund for each of the last two fiscal years of Fund, was $0.

(h)        The Fund’s Audit Committee has considered the provision of non-audit services that were rendered by the independent public accountant to the Advisor and the Advisor’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the securities laws administered by the U.S. Securities and Exchange Commission (“SEC”), regarding its independence from the registrant, its investment adviser and the adviser’s affiliates.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

The Fund has delegated to the Advisor the voting of proxies relating to the registrant's portfolio securities. The policies and procedures used by the Advisor to determine how to vote proxies relating to the Fund's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the Advisor or any of its affiliates, are contained in the Advisor’s Proxy Voting Guidelines, which are attached hereto as Exhibit 12(a)(4).

Item 8.  Portfolio Managers of Closed-End Management Investment Company.

(a)(1)	As of March 31, 2014, the portfolio manager of the Fund is:

Mark W. Yusko
Chief Investment Officer and Chief Executive Officer
Portfolio Manager
Investment experience: 20 years

Mr. Yusko is Chief Investment Officer and Chief Executive Officer of the Advisor since July 2004. Prior to forming the Advisor, Mr. Yusko was President and Chief Investment Officer of UNC Management Company, LLC, the endowment investment office for the University of North Carolina at Chapel Hill, from 1998 to 2004.  Previously, he was the Senior Investment Director for the University of Notre Dame Investment Office.  He holds an M.B.A. from the University of Chicago and a B.S. in biology and chemistry from the University of Notre Dame.

(a)(2)    The Portfolio Manager, who is primarily responsible for the day-to-day management of the Fund, Global Equity Long/Short Master Fund (the “Master Fund”), and the Morgan Creek Series Trust (together with the Feeder Fund and the Master Fund, the “Fund Complex”), also manages other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2014: (i) the number of other pooled investment vehicles and other accounts managed by the Portfolio Manager and the total assets of such vehicles and accounts; and (ii) the number and total assets of such vehicles and accounts with respect to which the advisory fee is based on performance.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number	Total Assets (billions)	Number	Total Assets (billions)	Number	Total Assets (billions)
Mark W. Yusko	7	$1.2	33	$1.4	14	$14	(1)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
Mark W. Yusko	5	$1.1	28	$1.4	9	$0.5	(1)

(1)
Mr. Yusko serves as the principal executive officer of Morgan Creek Capital Management, LLC and is a member of the investment committee of the Hatteras Core Alternatives Fund. $300 million included in Total Assets of Pooled Investment Vehicles Managed is also included in Total Assets of Other Accounts Managed by the Portfolio Manager.

Conflicts of Interest:

The Advisor engages in other activities including managing the assets of various private funds and institutional accounts. In the ordinary course of business, the Advisor engages in activities in which the Advisor's interests or the interests of its clients may conflict with the interests of the Fund or its shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Advisor can give no assurance that any conflicts of interest will be resolved in favor of the Fund or its shareholders.

The Portfolio Manager is responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. The Portfolio Manager may manage separate accounts and other pooled investment vehicles that may have materially higher, lower or different fee arrangements than the Master Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

Transactions by the Advisor — The Advisor may pursue acquisitions of assets and businesses and identification of an investment opportunity in connection with its existing businesses or a new line of business without first offering the opportunity to the Fund. Such an opportunity could include a business that competes with the Fund or a Portfolio Fund in which the Fund has invested or proposes to invest.

From time to time, the Advisor may pursue the development of investment managers who will manage private investment funds that would otherwise qualify as investments for the Fund. Due to the conflicts of interest involved and in accordance with applicable law, the Advisor will not make any investment for the Fund in any Portfolio Fund that is managed by an affiliate of the Advisor. Accordingly, there may be investments that are unavailable to the Fund due to the manager's affiliation with the Advisor. Further, in the event that the Advisor acquires a business or investment manager that is a manager of any Portfolio Fund, the Advisor may need to liquidate any investment by the Fund in a Portfolio Fund managed by such affiliated investment manager.

In addition, the Advisor may have other relationships with Portfolio Funds or Managers which may not result in the Advisor directly or indirectly controlling, being controlled by, or being under common control with, such Portfolio Funds or Managers. These relationships may include distribution or intermediary relationships with Portfolio Funds, strategic or principal investments in Portfolio Funds or their Managers, or other contractual relationships. To the extent permitted by applicable law, it is possible that the Fund may invest in one or more such Portfolio Funds or with one or more such Managers. In such circumstances, the management fee and the incentive fee charged by any such Portfolio Fund or Manager may still apply.

The Advisor's Asset Management Activities — The Advisor conducts a variety of asset management activities, including sponsoring unregistered investment funds. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Advisor's investment management activities may present conflicts if the Fund and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Voting Rights in Portfolio Funds — From time to time, a Portfolio Fund may seek the approval or consent of its investors in connection with certain matters relating to the Portfolio Fund. In such a case, the Advisor has the right to vote in its sole discretion the Fund's interest in the Portfolio Fund. The Advisor considers only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Advisor and its affiliates on the one hand, and the Managers and affiliates of the Portfolio Funds on the other hand, other than as a result of the Fund' investment in a Portfolio Fund. As a result of these existing business relationships, the Advisor may face a conflict of interest acting on behalf of the Fund and its shareholders.

Portfolio Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisor to monitor whether holdings of the Portfolio Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may need to hold its interest in a Portfolio Fund in non-voting form. Additionally, in order to avoid becoming subject to certain prohibitions under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of each Portfolio Fund. This limitation on owning voting securities is intended to ensure that a Portfolio Fund is not deemed an "affiliated person" of the Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Fund and other clients of the Advisor. To limit its voting interest in certain Portfolio Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interest in a Portfolio Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. Other Portfolio Funds or accounts managed by the Advisor may also waive their voting rights in a particular Portfolio Fund. Subject to the oversight of the Fund's Board, the Advisor will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Advisor in the particular Portfolio Fund. These voting waiver arrangements may increase the ability of the Fund to invest in certain Portfolio Funds. However, to the extent the Fund contractually foregoes the right to vote the securities of a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of the interestholders of the Portfolio Fund, including matters adverse to the Fund's interests. This restriction could diminish the influence of the Fund in a Portfolio Fund, as compared to other investors in the Portfolio Fund (which could include other Portfolio Funds or accounts managed by the Advisor, if they do not waive their voting rights in the Portfolio Fund), and adversely affect the Fund' investment in the Portfolio Fund, which could result in unpredictable and potentially adverse effects on the Fund’s shareholders. There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of a Portfolio Fund. In these circumstances, transactions between the Fund and a Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Client Relationships — The Advisor and its affiliates may have relationships with sponsors and managers of Portfolio Funds, corporations and institutions. In providing services to its clients and the Fund, the Advisor may face conflicts of interest with respect to activities recommended to or performed for, such clients on the one hand, and the Fund, the Fund’s shareholders and/or the Portfolio Funds on the other hand. The Advisor may also face conflicts of interest in connection with any purchase or sale transactions involving an investment by the Fund, whether to or from a client of the Advisor, and in connection with the consideration offered by, and obligations of, such client of the Advisor in such transactions. In such cases, the Advisor will owe fiduciary duties to the client of the Advisor that may make the Advisor's interest adverse to that of the Fund. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.

Diverse Membership; Relationships with Shareholders — The Fund’s shareholders are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual shareholders may relate to or arise from, among other things, the nature of investments made by the Fund and/or Portfolio Funds, the structuring of the acquisition of investments of the Fund, and the timing of disposition of investments. This structuring of the Fund' investments and other factors may result in different returns being realized by different shareholders. Conflicts of interest may arise in connection with decisions made by the Advisor, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders' individual tax situations. In selecting Portfolio Funds for the Fund, the Advisor considers the investment and tax objectives of the Fund as a whole, not the investment, tax or other objectives of any shareholder individually.

Brokerage Activities — The Advisor will be authorized to engage in transactions in which it acts as a broker for the Fund and for another person on the other side of the transaction. In any such event, the Advisor may receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such transactions. The Advisor may also act as agent for the Fund, Portfolio Funds and other clients in selling publicly traded securities simultaneously. In such a situation, transactions may be bundled and clients, including the Fund, may receive proceeds from sales based on average prices received, which may be lower than the price which could have been received had the Fund sold its securities separately from the Advisor's other clients.

Related Funds — Conflicts of interest may arise for the Advisor in connection with certain transactions involving investments by the Fund in Portfolio Funds, and investments by other funds advised by the Advisor, or sponsored or managed by the Advisor, in the same Portfolio Funds. Conflicts of interest may also arise in connection with investments in the Fund by other funds advised or managed by the Advisor or any of its affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Advisor or an affiliate may determine that an investment in a Portfolio Fund is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Fund. Situations also may arise in which the Advisor, one of its affiliates, or the clients of either have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Advisor, its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Fund in certain situations if, among other reasons, the investment activities limit the Fund' ability to invest in a particular Portfolio Fund.

Management of the Fund — Personnel of the Advisor or its affiliates will devote such time as the Advisor, the Fund and their affiliates, in their discretion, deem necessary to carry out the operations of the Fund effectively. Officers, principals, and employees of the Advisor and its affiliates will also work on other projects for the Advisor and its other affiliates (including other clients served by the Advisor and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.  The Advisor has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Advisor seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Advisor has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Compensation:

Mr. Mark W. Yusko has significant day-to-day duties in the management of the Fund and the Master Fund, including providing analysis and recommendations on asset allocation and Portfolio Fund selection. Mr. Yusko owns equity interests in the Advisor, which pays him a base salary and he may receive a bonus, and the Advisor is obligated to make distributions of profits to him, as well as the other members, on an annual basis.

Ownership of Securities:

The following table sets forth, for the portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of March 31, 2014.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mark. W. Yusko	$0

(b)	Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s Board, where those changes were implemented after the Fund last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 C.F.R. 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 C.F.R. 240.14a-101)), or this Item.

Item 11.  Controls and Procedures.

(a)        The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange  Act of 1934, as amended.

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Proxy voting policies and procedures of the Fund’s investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND

By:	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee

Date:	June 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee

Date:	June 4, 2014

By:	/s/ Mark B. Vannoy
Mark B. Vannoy
Treasurer

Date:	June 4, 2014